                                                           EXECUTION COUNTERPART



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                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                   dated as of

                                  July 5, 2000

                                     between

     XL CAPITAL LTD, X.L. AMERICA, INC., XL INSURANCE LTD, XL EUROPE LTD and
                          XL MID OCEAN REINSURANCE LTD,
                       as Account Parties and Guarantors,

                            The LENDERS Party Hereto

                                       and

                            THE CHASE MANHATTAN BANK,
                             as Administrative Agent

                                  -------------

                                 $1,000,000,000

                                  -------------

                             CHASE SECURITIES INC.,
                   as Advisor, Lead Arranger and Book Manager,

                                DEUTSCHE BANK AG,
                              as Syndication Agent

                                       and

                      MELLON BANK, N.A. and CITIBANK, N.A.,
                           as Co-Documentation Agents

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                                TABLE OF CONTENTS

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                                    ARTICLE I

DEFINITIONS.............................................................................................1
   SECTION 1.01.  Defined Terms ........................................................................1
   SECTION 1.02.  Terms Generally......................................................................10
   SECTION 1.03.  Accounting Terms; GAAP and SAP.......................................................10

                                   ARTICLE II

THE CREDITS............................................................................................11
   SECTION 2.01.  The Commitments......................................................................11
   SECTION 2.02.  Issuance and Administration..........................................................12
   SECTION 2.03.  Reimbursement of LC Disbursements, Etc...............................................13
   SECTION 2.04.  Termination and Reduction of the Commitments.........................................15
   SECTION 2.05.  Fees.................................................................................15
   SECTION 2.06.  Increased Costs......................................................................16
   SECTION 2.07.  Taxes................................................................................17
   SECTION 2.08.  Payments Generally; Pro Rata Treatment; Sharing of Set-offs..........................19
   SECTION 2.09.  Mitigation Obligations; Replacement of Lenders ......................................20

                                   ARTICLE III

GUARANTEE..............................................................................................21
   SECTION 3.01.  The Guarantee........................................................................21
   SECTION 3.02.  Obligations Unconditional............................................................21
   SECTION 3.03.  Reinstatement........................................................................22
   SECTION 3.04.  Subrogation..........................................................................22
   SECTION 3.05.  Remedies.............................................................................22
   SECTION 3.06.  Continuing Guarantee.................................................................23
   SECTION 3.07.  Rights of Contribution ..............................................................23
   SECTION 3.08.  General Limitation on Guarantee Obligations..........................................24

                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES.........................................................................24
   SECTION 4.01.  Organization; Powers.................................................................24
   SECTION 4.02.  Authorization; Enforceability........................................................24
   SECTION 4.03.  Governmental Approvals; No Conflicts.................................................24
   SECTION 4.04.  Financial Condition; No Material Adverse Change......................................25
   SECTION 4.05.  Properties...........................................................................25
   SECTION 4.06.  Litigation and Environmental Matters.................................................25
   SECTION 4.07.  Compliance with Laws and Agreements..................................................26
   SECTION 4.08.  Investment and Holding Company Status................................................26
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                               -i-
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   SECTION 4.09.  Taxes................................................................................26
   SECTION 4.10.  ERISA................................................................................26
   SECTION 4.11.  Disclosure...........................................................................27
   SECTION 4.12.  Use of Credit........................................................................27
   SECTION 4.13.  Subsidiaries.........................................................................27
   SECTION 4.14.  Withholding Taxes....................................................................27
   SECTION 4.15.  Stamp Taxes..........................................................................27
   SECTION 4.16.  Legal Form...........................................................................27

                                    ARTICLE V

CONDITIONS.............................................................................................28
   SECTION 5.01.  Effective Date.......................................................................28
   SECTION 5.02.  Each Credit Event....................................................................29

                                   ARTICLE VI

AFFIRMATIVE COVENANTS..................................................................................29
   SECTION 6.01.  Financial Statements and Other Information...........................................29
   SECTION 6.02.  Notices of Material Events...........................................................31
   SECTION 6.03.  Preservation of Existence and Franchises.............................................31
   SECTION 6.04.  Insurance............................................................................32
   SECTION 6.05.  Maintenance of Properties............................................................32
   SECTION 6.06.  Payment of Taxes and Other Potential Charges and Priority Claims
                  Payment of Other Current Liabilities.................................................32
   SECTION 6.07.  Financial Accounting Practices.......................................................33
   SECTION 6.08.  Compliance with Applicable Laws......................................................33
   SECTION 6.09.  Use of Letters of Credit.............................................................33
   SECTION 6.10.  Continuation of and Change in Businesses.............................................33
   SECTION 6.11.  Visitation...........................................................................33

                                   ARTICLE VII

NEGATIVE COVENANTS.....................................................................................33
   SECTION 7.01.  Mergers..............................................................................34
   SECTION 7.02.  Dispositions.........................................................................34
   SECTION 7.03.  Liens................................................................................34
   SECTION 7.04.  Transactions with Affiliates.........................................................35
   SECTION 7.05.  Ratio of Total Funded Debt to Total Capitalization...................................36
   SECTION 7.06.  Consolidated Net Worth...............................................................36
   SECTION 7.07.  Indebtedness.........................................................................36
   SECTION 7.08.  Claims Paying Ratings................................................................36
   SECTION 7.09.  Private Act..........................................................................38

                                  ARTICLE VIII

EVENTS OF DEFAULT......................................................................................37
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                                   ARTICLE IX

THE ADMINISTRATIVE AGENT...............................................................................39

                                    ARTICLE X

MISCELLANEOUS..........................................................................................41
   SECTION 10.01. Notices..............................................................................41
   SECTION 10.02. Waivers; Amendments..................................................................42
   SECTION 10.03. Expenses; Indemnity; Damage Waiver...................................................43
   SECTION 10.04. Successors and Assigns...............................................................44
   SECTION 10.05. Survival.............................................................................47
   SECTION 10.06. Counterparts; Integration; Effectiveness.............................................48
   SECTION 10.07. Severability.........................................................................48
   SECTION 10.08. Right of Setoff......................................................................48
   SECTION 10.09. Governing Law; Jurisdiction; Etc. ...................................................48
   SECTION 10.10. WAIVER OF JURY TRIAL.................................................................49
   SECTION 10.11. Headings.............................................................................50
   SECTION 10.12. Treatment of Certain Information; Confidentiality....................................50
   SECTION 10.13. Judgment Currency....................................................................51
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SCHEDULE I    -   Commitments
SCHEDULE II   -   Indebtedness and Liens
SCHEDULE III  -   Litigation
SCHEDULE IV   -   Environmental Matters
SCHEDULE V    -   Subsidiaries
SCHEDULE VI   -   Letters of Credit

EXHIBIT A     -   Form of Assignment and Acceptance
EXHIBIT B-1   -   Form of Opinion of Paul S. Giordano, Esq., counsel to XL Capital
EXHIBIT B-2   -   Form of Opinion of Martha Bannerman, Esq., counsel to XL America
EXHIBIT B-3   -   Form of Opinion of Special U.S. Counsel to the Obligors
EXHIBIT B-4   -   Form of Opinion of Special Bermuda Counsel to XL Insurance and XL Mid Ocean
EXHIBIT 5-5   -   Form of Opinion of Special Cayman Islands Counsel to XL Capital
EXHIBIT B-6   -   Form of Opinion of Special Irish Counsel to XL Europe
EXHIBIT C     -   Form of Opinion of Special New York Counsel to Chase
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                                      -iii-

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT dated as of July 5, 2000, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies ("XL CAPITAL"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE LTD, a Bermuda limited liability corporation ("XL INSURANCE"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE") and XL MID OCEAN REINSURANCE LTD, a Bermuda limited liability corporation ("XL MID OCEAN" and, together with XL Capital, XL America, XL Insurance and XL Europe, each an "ACCOUNT PARTY" and each a "GUARANTOR" and collectively, the "ACCOUNT PARTIES" and the "GUARANTORS"; the Account Parties and the Guarantors being collectively referred to as the "OBLIGORS"), the LENDERS party hereto, and THE CHASE MANHATTAN BANK, as Administrative Agent.

                  The Account Parties have requested that the Lenders issue letters of credit for their account in an aggregate face amount not exceeding $1,000,000,000 at any one time outstanding, and the Lenders are prepared to issue such letters of credit upon the terms and conditions hereof. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

                  "ACCOUNT PARTIES" means each of XL Capital, XL America, XL Insurance, XL Europe and XL Mid Ocean.

                  "ACCOUNT PARTY JURISDICTION" means (a) Bermuda, (b) the Cayman Islands, (c) the Republic of Ireland and (d) any other country (i) where any Account Party is licensed or qualified to do business or (ii) from or through which payments hereunder are made by any Account Party.

                  "ADMINISTRATIVE AGENT" means Chase, in its capacity as administrative agent for the Lenders hereunder.

                  "ADMINISTRATIVE QUESTIONNAIRE" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                  "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly, Controls or is Controlled by or is under common Control with the Person specified.

                  "ALTERNATE BASE RATE" means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate for such day


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

PLUS 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, as the case may be.

                  "APPLICABLE PERCENTAGE" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

                  "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

                  "AVAILABILITY PERIOD" means the period from and including the Effective Date to and including the Commitment Termination Date.

                  "BACKSTOPPED LETTER OF CREDIT" means a letter of credit identified in Schedule VI (a) issued for account of an Account Party, (b) as to which the issuer thereof has become the beneficiary of a Letter of Credit issued hereunder under which such beneficiary is entitled to draw in an amount equal to any drawing under such identified letter of credit and (c) as to which, if the reimbursement obligations thereunder were originally secured, such beneficiary terminates any Lien securing such reimbursement obligations upon its receipt of such Letter of Credit.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States of America.

                  "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, London, the Cayman Islands, British West Indies, Bermuda or Ireland are authorized or required by law to remain closed.

                  "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CHANGE IN CONTROL" means the occurrence of any of the following events or conditions: (a) any Person or group of Persons (as used in Sections 13 and 14 of the Securities Exchange Act of 1934, and the rules and regulations thereunder) shall have become the beneficial owner (as defined in rules promulgated by the SEC) of more than 40% of the voting securities of XL Capital; (b) the sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of XL Capital; or (c) a majority of the members of XL Capital's board of directors are persons who are then serving on


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

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                                      -3-


the board of directors without having been elected by the board of directors or having been nominated for election by its shareholders.

                  "CHANGE IN LAW" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.06(b), by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

                  "CHASE" means The Chase Manhattan Bank.

                  "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

                  "COMMITMENT" means, with respect to each Lender, the commitment of such Lender to issue Letters of Credit hereunder. The initial amount of each Lender's Commitment is set forth on Schedule I, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable, but in each case as such Commitment may be (a) reduced from time to time pursuant to Section 2.04 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 10.04. The initial aggregate amount of the Lenders' Commitments is $1,000,000,000.

                  "COMMITMENT TERMINATION DATE" means June 29, 2001.

                  "CONFIRMING LENDER" means, with respect to any Lender, any other bank that has agreed, by delivery of an agreement in form and substance satisfactory to the Administrative Agent that such other bank will itself honor the obligations of such Lender in respect of a draft complying with the terms of a Letter of Credit as if, and to the extent, such other bank were the "ISSUING LENDER" named in such Letter of Credit.

                  "CONSOLIDATED NET WORTH" means, at any time, the consolidated stockholders' equity of XL Capital and its Subsidiaries.

                  "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

                  "CREDIT AGREEMENT" means the 364-Day Credit Agreement dated as of July 5, 2000 between the Obligors, the lenders party thereto and Chase, as administrative agent for such lenders.

                  "CREDIT DOCUMENTS" means, collectively, this Agreement and the Letter of Credit Documents.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

                  "DOLLARS" or "$" refers to lawful money of the United States of America.

                  "EFFECTIVE DATE" means the date on which the conditions specified in Section 5.01 are satisfied (or waived in accordance with Section 10.02).

                  "ENVIRONMENTAL LAWS" means any Law, whether now existing or subsequently enacted or amended, relating to (a) pollution or protection of the environment, including natural resources, (b) exposure of Persons, including but not limited to employees, to Hazardous Materials, (c) protection of the public health or welfare from the effects of products, by-products, wastes, emissions, discharges or releases of Hazardous Materials or (d) regulation of the manufacture, use or introduction into commerce of Hazardous Materials, including their manufacture, formulation, packaging, labeling, distribution, transportation, handling, storage or disposal.

                  "ENVIRONMENTAL LIABILITY" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of an Account Party or any Subsidiary resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract or agreement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

                  "EQUITY RIGHTS" means, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that, together with any Account Party, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of
Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

                  "ERISA EVENT" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Account Party or any of such Account Party's ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Account Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Account Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Account Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Account Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

                  "EVENT OF DEFAULT" has the meaning assigned to such term in
Article VIII.

                  "EXCLUDED TAXES" means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Account Party hereunder, (a) Taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits Taxes imposed by the United States of America or any similar Tax imposed by any other jurisdiction in which any Account Party is located or (c) with respect to any Lender (other than an assignee pursuant to a request by XL Capital pursuant to Section 2.09(b)) any Indemnified Tax that (i) is in effect and would apply to amounts payable to such Lender at the time such Lender becomes a party to this Agreement (or designates a new lending ofce), other than any Indemnified Tax imposed on any payment to any Lender to the extent such Lender (or its assignee, as the case may be) was entitled, at the time of designation of a new lending office (or assignment, as the case may be) to receive additional amounts from such Account Party with respect to such Indemnified Tax pursuant to Section 2.07(a) or (ii) is attributable to such Lender's failure or inability to comply with Section 2.07(e).

                  "FEDERAL FUNDS EFFECTIVE RATE" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FINANCIAL OFFICER" means, with respect to any Obligor, a principal financial officer of such Obligor.

                  "GAAP" means generally accepted accounting principles in the United States of America.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  "GOVERNMENTAL AUTHORITY" means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTEE" means, with respect to any Person, without duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including without limitation any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any property constituting security therefor for the purpose of assuring the holder of such Indebtedness, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including without limitation keepwell agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Guarantee hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount of the Indebtedness in respect of which such Guarantee is made. The terms "GUARANTEE" and "GUARANTEED" used as a verb shall have a correlative meaning.

                  "GUARANTORS" means each of XL Capital, XL America, XL Insurance, XL Europe and XL Mid Ocean.

                  "HAZARDOUS MATERIALS" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

                  "HEDGING AGREEMENT" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.

                  "INDEBTEDNESS" means, for any Person, without duplication (it being understood, for the avoidance of doubt, that insurance payment liabilities, as such, and liabilities arising in the ordinary course of such Person's business as an insurance or reinsurance company (including GICs) or corporate member of The Council of Lloyd's or as a provider of financial or investment services or contracts (in each case other than in connection with the provision of financing to such Person or any of such Person's Affiliates) shall not be deemed to constitute Indebtedness): (i) all indebtedness or liability for or on account of money borrowed by, or for or on account of deposits with or advances to (but not including accrued pension costs, deferred income taxes or accounts payable of) such Person; (ii) all obligations (including contingent liabilities) of such


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Person evidenced by bonds, debentures, notes, banker's acceptances or similar instruments; (iii) all indebtedness or liability for or on account of property or services purchased or acquired by such Person; (iv) any amount secured by a Lien on property owned by such Person (whether or not assumed) and Capital Lease Obligations of such Person (without regard to any limitation of the rights and remedies of the holder of such Lien or the lessor under such capital lease to repossession or sale of such property); (v) the maximum available amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed); and (vi) all Guarantees of such Person.

                  "INDEMNIFIED TAXES" means Taxes (including Other Taxes) imposed on the Administrative Agent or any Lender on or with respect to any payment hereunder or the execution, delivery or enforcement of, or otherwise with respect to this Agreement other than Excluded Taxes.

                  "ISSUING LENDER" means any Lender in its capacity as an issuer of one or more Letters of Credit hereunder.

                  "LAW" means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

                  "LC DISBURSEMENT" means a payment made by a Lender pursuant to a Letter of Credit.

                  "LC EXPOSURE" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time PLUS (b) the aggregate amount of all LC Disbursements under Letters of Credit that have not yet been reimbursed by or on behalf of the Account Parties at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                  "LENDER AFFILIATE" means with respect to any Lender, (a) an Affliate of such Lender or (b) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or an Affiliate of such Lender.

                  "LENDERS" means the Persons listed on Schedule I and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "LETTER OF CREDIT DOCUMENTS" means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  "LETTERS OF CREDIT" means Letters of Credit issued under
Section 2.01.

                  "LIEN" means, with respect to any asset, any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, including but not limited to any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security.

                  "MARGIN STOCK" means "margin stock" within the meaning of Regulations T, U and X of the Board.

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on:
(a) the assets, business, financial condition or operations of an Account Party and its Subsidiaries taken as a whole; or (b) the ability of an Account Party to perform any of its payment or other material obligations under this Agreement.

                  "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in
Section 4001(a)(3) of ERISA.

                  "NAIC" means the National Association of Insurance Commissioners.

                  "NAIC APPROVED LENDER" means (a) any Lender that is a bank listed on the most current Bank List of banks approved by the NAIC (the "NAIC LENDER LIST") or (b) any Lender as to which its Confirming Lender is a bank listed on the NAIC Lender List.

                  "NON-U.S. BENEFIT PLAN" means any plan, fund (including any superannuation fund) or other similar program established or maintained outside the United States by any Account Party or any of their Subsidiaries, with respect to which such Account Party or such Subsidiary has an obligation to contribute, for the benefit of employees of such Account Party or such Subsidiary, which plan, fund or other similar program provides, or results in, the type of benefits described in Section 3(1) or 3(2) of ERISA, and which plan is not subject to ERISA or the Code.

                  "OBLIGORS" means each of the Account Parties and each of the Guarantors.

                  "OTHER TAXES" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

                  "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                  "PLAN" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT of ERISA, and in respect of which any Account Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PRIME RATE" means the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "PRIVATE ACT" means separate legislation enacted in Bermuda with the intention that such legislation apply specifically to an Account Party, in whole or in part.

                  "QUARTERLY DATES" means the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date hereof.

                  "REGISTER" has the meaning assigned to such term in Section 10.04.

                  "RELATED PARTIES" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                  "REPLACED LETTER OF CREDIT" means a letter of credit identified in Schedule VI (a) issued for account of an Account Party and (b) as to which the beneficiary thereof has become the beneficiary of a Letter of Credit issued hereunder that contains a provision to the effect that such Letter of Credit shall be of no force or effect, and no drawing under such Letter of Credit may be made, unless and until the issuer of such identified letter of credit receives such identified letter of credit within 30 days after the date of issuance of such Letter of Credit together with instructions from such beneficiary to cancel such identified letter of credit.

                  "REQUIRED LENDERS" means, at any time, Lenders having Commitments representing more than 50% of the sum of the total Commitments at such time; provided that, if the Commitments have expired or been terminated, "Required Lenders" means Lenders having more than 50% of the aggregate LC Exposure of the Lenders.

                  "SAP" means, as to each Account Party and each Subsidiary that offers insurance products, the statutory accounting practices prescribed or permitted by the relevant Governmental Authority for such Account Party's or such Subsidiary's domicile for the preparation of its financial statements and other reports by insurance corporations of the same type as such Account Party or such Subsidiary in effect on the date such statements or reports are to be prepared, except if otherwise notified by XL Capital as provided in Section 1.03.

                  "SEC" means the Securities and Exchange Commission or any successor entity.

                  "SUBSIDIARY" means, with respect to any Person (the "PARENT"), at any date, any corporation (or similar entity) of which a majority of the shares of outstanding capital stock normally entitled to vote for the election of directors (regardless of any contingency which does or may suspend or dilute the voting rights of such capital stock) is at such time owned directly or


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT indirectly by the parent or one or more subsidiaries of the parent. Unless otherwise specified, "Subsidiary" means a Subsidiary of an Account Party.

                  "TAXES" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

                  "TOTAL FUNDED DEBT" means, at any time, all Indebtedness of XL Capital and its Subsidiaries which would at such time be classified in whole or in part as a liability on the consolidated balance sheet of XL Capital in accordance with GAAP.

                  "TRANSACTIONS" means the execution, delivery and performance by the Obligors of this Agreement and the other Credit Documents to which any Account Party is intended to be a party and the issuance of Letters of Credit hereunder.

                  "WITHDRAWAL LIABILITY" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

                  SECTION 1.02. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                  SECTION 1.03. ACCOUNTING TERMS; GAAP AND SAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP or SAP, as the context requires, each as in effect from time to time; provided that, if XL Capital notifies the Administrative Agent that the Account Parties request an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or SAP, as the case may be, or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Account Parties that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or SAP, as


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT the case may be, or in the application thereof, then such provision shall be interpreted on the basis of GAAP or SAP, as the case may be, as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   THE CREDITS

                  SECTION 2.01.  THE COMMITMENTS.

                  (a) GENERAL. Subject to the terms and conditions set forth herein, at the request of any Account Party the Lenders agree at any time and from time to time during the Availability Period to issue Letters of Credit for account of such Account Party in an aggregate amount that will not result in the total LC Exposures exceeding the total Commitments (it being understood that Letters of Credit may be issued, or be outstanding, for the account of more than one of the Account Parties at any time). Each Letter of Credit shall be in such form as is consistent with the requirements of the applicable regulatory authorities in Illinois, California or New York as reasonably determined by the Administrative Agent or as otherwise agreed to by the Administrative Agent and XL Capital; PROVIDED that, without the prior consent of each Lender, no Letter of Credit may be issued that would vary the several and not joint nature of the obligations of the Lenders thereunder as provided in the next succeeding sentence. Each Letter of Credit shall be issued by all of the Lenders, acting through the Administrative Agent, at the time of issuance as a single multi-bank letter of credit, but the obligation of each Lender thereunder shall be several and not joint, based upon its Applicable Percentage of the aggregate undrawn amount of such Letter of Credit.

                  (b) NOTICE OF ISSUANCE, AMENDMENT, RENEWAL OR EXTENSION. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), an Account Party shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Administrative Agent) to the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension, as the case may be (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and the terms and conditions of (and such other information as shall be necessary to prepare, amend, renew or extend, as the case may be) such Letter of Credit. If any Letter of Credit shall provide for the automatic extension of the expiry date thereof unless the Administrative Agent gives notice that such expiry date shall not be extended, then the Administrative Agent will give such notice if requested to do so by the Required Lenders in a notice given to the Administrative Agent not more than 60 days, but not less than 45 days, prior to the current expiry date of such Letter of Credit. If requested by the Administrative Agent, such Account Party also shall submit a letter of credit application on Chase's standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT credit application or other agreement submitted by any Account Party to, or entered into by any Account Party with, the Administrative Agent relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                  (c) LIMITATIONS ON AMOUNTS. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon such issuance, amendment, renewal or extension of each Letter of Credit the Account Parties shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (A) the aggregate LC Exposure of the Lenders shall not exceed the excess, if any, of (i) the aggregate amount of the Commitments over (ii) the aggregate stated amount of all letters of credit identified in Schedule VI (other than Backstopped Letters of Credit and Replaced Letters of Credit) at the time outstanding and (B) the sum of (i) the LC Exposure of each Lender plus (ii) the aggregate stated amount of all letters of credit identified in Schedule VI issued by such Lender (other than Backstopped Letters of Credit and Replaced Letters of Credit) at the time outstanding shall not exceed the Commitment of such Lender.

                  (d) EXPIRY DATE. Each Letter of Credit shall expire at or prior to the close of business on the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension).

                  (e) OBLIGATION OF LENDERS. The obligation of any Lender under any Letter of Credit shall be several and not joint and shall at any time be in an amount equal to such Lender's Applicable Percentage of the aggregate undrawn amount of such Letter of Credit, and each Letter of Credit shall expressly so provide.

                  SECTION 2.02. ISSUANCE AND ADMINISTRATION. Each Letter of Credit shall be executed and delivered by the Administrative Agent in the name and on behalf of, and as attorney-in-fact for, each Lender party to such Letter of Credit, and the Administrative Agent shall act under each Letter of Credit, and each Letter of Credit shall expressly provide that the Administrative Agent shall act, as the agent of each Lender to (a) receive drafts, other demands for payment and other documents presented by the beneficiary under such Letter of Credit, (b) determine whether such drafts, demands and documents are in compliance with the terms and conditions of such Letter of Credit and (c) notify such Lender and the Account Parties that a valid drawing has been made and the date that the related LC Disbursement is to be made; provided that the Administrative Agent shall have no obligation or liability for any LC Disbursement under such Letter of Credit, and each Letter of Credit shall expressly so provide. Each Lender hereby irrevocably appoints and designates the Administrative Agent as its attorney-in-fact, acting through any duly authorized officer of Chase, to execute and deliver in the name and on behalf of such Lender each Letter of Credit to be issued by such Lender hereunder. Promptly upon the request of the Administrative Agent, each Lender will furnish to the Administrative Agent such powers of attorney or other evidence as any beneficiary of any Letter of Credit may reasonably request in order to demonstrate that the Administrative Agent has the power to act as attorney-in-fact for such Lender to execute and deliver such Letter of Credit.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 2.03. REIMBURSEMENT OF LC DISBURSEMENTS. ETC.

                  (a) REIMBURSEMENT. If any Lender shall make any LC Disbursement in respect of any Letter of Credit, regardless of the identity of the Account Party of such Letter of Credit, the Account Parties jointly and severally agree that they shall reimburse such Lender in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than noon, New York City time, on (i) the Business Day that the Account Parties receive notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Account Parties receive such notice, if such notice is not received prior to such time.

                  (b) REIMBURSEMENT OBLIGATIONS ABSOLUTE. The Account Parties' joint and several obligations to reimburse LC Disbursements as provided in paragraph (a) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit (PROVIDED that the Account Parties shall not be obligated to reimburse such LC Disbursements unless payment is made against presentation of a draft or other document that at least substantially comply with the terms of such Letter of Credit), (iv) at any time or from time to time, without notice to any Account Party, the time for any performance of or compliance with any of such reimbursement obligations of any other Account Party shall be waived, extended or renewed, (v) any of such reimbursement obligations of any other Account Party shall be amended or otherwise modified in any respect, or any guarantee of any of such reimbursement obligations shall be released, substituted or exchanged in whole or in part or otherwise dealt with, (vi) the occurrence of any Default, (vii) the existence of any proceedings of the type described in clause (g) or (h) of Article VIII with respect to any other Account Party or any guarantor of any of such reimbursement obligations, (viii) any lack of validity or enforceability of any of such reimbursement obligations against any other Account Party or any guarantor of any of such reimbursement obligations, or (ix) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the obligations of any Account Party hereunder.

                  Neither the Administrative Agent, nor any Lender nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond their control; PROVIDED that the foregoing shall not be construed to excuse the Administrative Agent or a Lender from liability to any Account Party to the extent of


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Account Parties to the extent permitted by applicable law) suffered by any Account Party that are caused by the gross negligence or wilful misconduct of the Administrative Agent or a Lender. The parties hereto expressly agree that:

                  (i) the Administrative Agent may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;

                  (ii) the Administrative Agent shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and

                  (iii) this sentence shall establish the standard of care to be exercised by the Administrative Agent when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).

                  (c) DISBURSEMENT PROCEDURES. The Administrative Agent shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under any Letter of Credit. The Administrative Agent shall promptly after such examination (i) notify each of the Lenders and the Account Parties by telephone (confirmed by telecopy) of such demand for payment and (ii) deliver to each Lender a copy of each document purporting to represent a demand for payment under such Letter of Credit. With respect to any drawing properly made under a Letter of Credit, each Lender will make an LC Disbursement in respect of such Letter of Credit in accordance with its liability under such Letter of Credit and this Agreement, such LC Disbursement to be made to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make any such LC Disbursement available to the beneficiary of such Letter of Credit by promptly crediting the amounts so received, in like funds, to the account identified by such beneficiary in connection with such demand for payment. Promptly following any LC Disbursement by any Lender in respect of any Letter of Credit, the Administrative Agent will notify the Account Parties of such LC Disbursement; PROVIDED that any failure to give or delay in giving such notice shall not relieve the Account Parties of their obligation to reimburse the Lenders with respect to any such LC Disbursement.

                  (d) INTERIM INTEREST. If any LC Disbursement is made, then, unless the Account Parties shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Account Parties reimburse such LC Disbursement, at the rate per annum equal to (i) 1% PLUS the Alternate Base Rate to but excluding the date three Business Days after such LC Disbursement and
(ii) from and including


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT the date three Business Days after such LC Disbursement, 3% lug the Alternate Base Rate.

                  (e) RIGHT OF CONTRIBUTION. The Account Parties hereby agree, as between themselves, that if any Account Party shall pay any reimbursement obligation in respect of any LC Disbursement with respect to a Letter of Credit issued to support the obligations of another Account Party (the "SPECIFIED ACCOUNT PARTY"), the Specified Account Party shall, on demand (but subject to the next sentence), pay to such first Account Party an amount equal to the amount of such reimbursement. The payment obligation of a Specified Account Party to another Account Party under this paragraph (e) shall be subordinate and subject in right of payment to the prior payment in full of the obligations of the Specified Account Party under this Agreement and each other Credit Document, and such other Account Party shall not exercise any right or remedy with respect to such reimbursement until payment and satisfaction in full of all of such obligations of the Specified Account Party.

                  SECTION 2.04. TERMINATION AND REDUCTION OF THE COMMITMENTS.

                  (a) SCHEDULED TERMINATION. Unless previously terminated, the Commitments shall terminate at the close of business on the Commitment Termination Date.

                  (b) VOLUNTARY TERMINATION OR REDUCTION. The Account Parties may at any time terminate, or from time to time reduce, the Commitments; PROVIDED that (i) each reduction of the Commitments shall be in an amount that is $25,000,000 or a larger multiple of $5,000,000 and (ii) the Account Parties shall not terminate or reduce the Commitments if the total LC Exposures would exceed the total Commitments.

                  (c) NOTICE OF VOLUNTARY TERMINATION OR REDUCTION. XL Capital shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by XL Capital pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by XL Capital may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by XL Capital (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.

                  (d) EFFECT OF TERMINATION OR REDUCTION. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

                  SECTION 2.05. FEES.

                  (a) FACILITY FEE. XL Capital agrees to pay to the Administrative Agent for account of each Lender a facility fee, which shall accrue at a rate per annum equal to 0.07%, (i) prior to the termination of such Lender's Commitment, on the daily amount of such Commitment (whether used or unused) during the period from and including the Effective Date to but


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT excluding the earlier of the date such Commitment terminates and the Commitment Termination Date and (ii) if such Lender continues to have any LC Exposure after its Commitment terminates, on the daily amount of such Lender's LC Exposure from and including the date on which such Lender's Commitment terminates to but excluding the date on which such Lender ceases to have any LC Exposure. Accrued facility fees shall be payable on each Quarterly Date and on the earlier of the date the Commitments terminate and the Commitment Termination Date; PROVIDED that after the termination of the Commitments, facility fees shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (b) LETTER OF CREDIT FEE. XL Capital agrees to pay to the Administrative Agent for account of each Lender a letter of credit fee which shall accrue at a rate per annum equal to 0.305% on the average daily aggregate undrawn amount of all outstanding Letters of Credit during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure. Letter of credit fees accrued through and including each Quarterly Date shall be payable on the third Business Day following such Quarterly Date, commencing on the first such date to occur after the Effective Date; PROVIDED that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Letter of credit fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                  (c) ADMINISTRATIVE AGENT FEES. XL Capital agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between XL Capital and the Administrative Agent.

                  (d) PAYMENT OF FEES. All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of the facility fees and the letter of credit fees referred to in paragraphs (a) and (b) of this Section, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

                  SECTION 2.06. INCREASED COSTS.

                  (a) INCREASED COSTS GENERALLY. If any Change in Law shall:

                  (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender; or

                  (ii) impose on any Lender any other condition affecting this Agreement or any Letter of Credit;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender hereunder, then the Account Parties jointly and severally agree that they will pay to


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

                  (b) CAPITAL REQUIREMENTS. If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Letters of Credit issued by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Account Parties will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

                  (c) CERTIFICATES FROM LENDERS. A certificate of a Lender setting forth such Lender's good faith determination of the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to XL Capital and shall be conclusive absent manifest error. The Account Parties shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof by XL Capital.

                  (d) DELAY IN REQUESTS. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; PROVIDED that the Account Parties shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 90 days prior to the date that such Lender notifies XL Capital of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; PROVIDED FURTHER that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 90 day period referred to above shall be extended to include the period of retroactive effect thereof.

                  SECTION 2.07. TAXES.

                  (a) PAYMENTS FREE OF TAXES. Any and all payments by or on account of any obligation of the Account Parties hereunder shall be made free and clear of and without deduction for any Indemnified Taxes; PROVIDED that if any Account Party shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Account Party shall make such deductions and
(iii) such Account Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

                  (b) PAYMENT OF OTHER TAXES BY THE ACCOUNT PARTIES. In addition, each Account Party shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (c) INDEMNIFICATION BY THE ACCOUNT PARTIES. The Account Parties shall indemnify the Administrative Agent and each Lender, within 10 days after written demand to XL Capital therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, as the case may be, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to XL Capital by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive as between such Lender or the Administrative Agent, as the case may be, and the Account Parties absent manifest error.

                  (d) EVIDENCE OF PGYMENTS. As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Account Party to a Governmental Authority, XL Capital on behalf of such Account Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

                  (e) EXEMPTIONS. Each Lender and the Administrative Agent shall, at the written request of XL Capital, provide to any Account Party such form, certification or similar documentation, if any (each duly completed, accurate and signed) as is currently required by any Account Party Jurisdiction or any other jurisdiction, or comply with such other requirements, if any, as is currently applicable in such Account Party Jurisdiction or any other jurisdiction, in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Indemnified Taxes or Other Taxes to which such Lender or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of such Account Party Jurisdiction or any other jurisdiction; provided that XL Capital shall have furnished to such Lender or the Administrative Agent in a reasonably timely manner copies of such documentation and notice of such requirements together with applicable instructions. The Account Parties shall not be required to indemnify any Lender or the Administrative Agent under Section 2.07(a) or (c) for any Indemnified Taxes or Other Taxes to the extent such Indemnified Taxes or Other Taxes would not be imposed but for the failure by such Lender or the Administrative Agent, as the case may be, to comply with the provisions of the preceding sentence. Upon the written request of XL Capital, each Lender and the Administrative Agent will provide to XL Capital such form, certification or similar documentation (each duly completed, accurate and signed) as may in the future be required by any Account Party Jurisdiction or any other jurisdiction, or comply with such other requirements, if any, as may be applicable in such Account Party Jurisdiction or any other jurisdiction in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Indemnified Taxes or Other Taxes to which such Lender or the Administrative Agent is entitled pursuant to an applicable tax treaty or the law of the relevant jurisdiction, provided that neither such Lender nor the Administrative Agent shall have any obligation to provide such form, certification or similar document if it would be unduly burdensome, would require such Lender or the Administrative Agent to disclose any confidential information or would otherwise be materially disadvantageous to such Lender or the Administrative Agent and provide further that the Account Party shall have furnished to such Lender or the


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Administrative Agent in a reasonably timely manner copies of such documentation and notice of such requirements together with applicable instructions.

                  SECTION 2.08. PAYMENTS GENERALLY; PRO RATA TREATMENT; SHARING OF SET-OFFS.

                  (a) PAYMENTS BY THE ACCOUNT PARTIES. The Account Parties shall make each payment required to be made by them hereunder (whether reimbursement of LC Disbursements, interest or fees, or under Section 2.06 or 2.07, or otherwise) or under any other Credit Document (except to the extent otherwise provided therein) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offces at 270 Park Avenue, New York, New York, except payments pursuant to Sections 2.06, 2.07 and 10.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in Dollars.

                  (b) APPLICATION OF INSUFFICIENT PAYMENTS. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, to pay interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of unreimbursed LC Disbursements then due to such parties.

                  (c) PRO RATA TREATMENT. Except to the extent otherwise provided herein: (i) each reimbursement of LC Disbursements shall be made to the Lenders, each payment of fees under Section 2.05 shall be made for account of the Lenders, and each termination or reduction of the amount of the Commitments under Section 2.04 shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments and
(ii) each payment of interest shall be made for account of the Lenders pro rata in accordance with the amounts of interest then due and payable to the respective Lenders.

                  (d) SHARING OF PAYMENTS BY LENDERS. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its LC Disbursements and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of LC Disbursements; PROVIDED that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Account Party pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in LC Disbursements to any assignee or participant, other than to any Account Party or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Account Party consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Account Party rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Account Party in the amount of such participation.

                  (e) PRESUMPTIONS OF PAYMENT. Unless the Administrative Agent shall have received notice from an Account Party prior to the date on which any payment is due to the Administrative Agent for account of the Lenders hereunder that such Account Party will not make such payment, the Administrative Agent may assume that such Account Party has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the relevant Account Party has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

                  (f) CERTAIN DEDUCTIONS BY THE ADMINISTRATIVE AGENT. If any Lender shall fail to make any payment required to be made by it pursuant to
Section 2.08(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

                  SECTION 2.09. MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

                  (a) DESIGNATION OF A DIFFERENT LENDING OFFICE. If any Lender requests compensation under Section 2.06, or if any Account Party is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.07, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Letters of Credit hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.06 or 2.07, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Account Party hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

                  (b) REPLACEMENT OF LENDERS. If any Lender requests compensation under Section 2.06, or if any Account Party is required to pay any additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.07, or if any


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Lender defaults in its obligation to make LC Disbursements hereunder, or if any Lender ceases to be an NAIC Approved Lender, then XL Capital may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) XL Capital shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding amount of its LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the relevant Account Party (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section
2.06 or payments required to be made pursuant to Section 2.07, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the relevant Account Party to require such assignment and delegation cease to apply.

                                   ARTICLE III

                                    GUARANTEE

                  SECTION 3.01. THE GUARANTEE. Each Guarantor hereby jointly and severally guarantees to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the LC Disbursements (and interest) made by the Lenders to each of the Account Parties (other than such Guarantor in its capacity as an Account Party hereunder) and all other amounts from time to time owing to the Lenders or the Administrative Agent by such Account Parties under this Agreement, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "GUARANTEED OBLIGATIONS"). Each Guarantor hereby further jointly and severally agrees that if any Account Party (other than such Guarantor in its capacity as an Account Party hereunder) shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, such Guarantor will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  SECTION 3.02. OBLIGATIONS UNCONDITIONAL. The obligations of the Guarantors under Section 3.01 are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Account Parties under this Agreement or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Article that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder, which shall remain absolute and unconditional as described above:

                  (i) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (ii) any of the acts mentioned in any of the provisions of this Agreement or any other agreement or instrument referred to herein shall be done or omitted; or

                  (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or any other agreement or instrument referred to herein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Account Party under this Agreement or any other agreement or instrument referred to herein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  SECTION 3.03. REINSTATEMENT. The obligations of the Guarantors under this Article shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Account Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  SECTION 3.04. SUBROGATION. The Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 3.01, whether by subrogation or otherwise, against any Account Party or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 3.05. REMEDIES. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrowers under this Agreement may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Article VIII) for purposes of
Section 3.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against any Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by any Borrower) shall forthwith become due and payable by the Guarantors for purposes of Section 3.01.

                  SECTION 3.06. CONTINUING GUARANTEE. The guarantee in this
Article III is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  SECTION 3.07. RIGHTS OF CONTRIBUTION. The Guarantors (other than XL Capital) hereby agree, as between themselves, that if any such Guarantor shall become an Excess Funding Guarantor (as defined below) by reason of the payment by such Guarantor of any Guaranteed Obligations, each other Guarantor (other than XL Capital) shall, on demand of such Excess Funding Guarantor (but subject to the next sentence), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, debts and liabilities of such Excess Funding Guarantor) of the Excess Payment (as defined below) in respect of such Guaranteed Obligations. The payment obligation of a Guarantor to any Excess Funding Guarantor under this Section shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Article III and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations.

                  For purposes of this Section, (i) "EXCESS FUNDING GUARANTOR" means, in respect of any Guaranteed Obligations, a Guarantor that has paid an amount in excess of its Pro Rata Share of such Guaranteed Obligations, (ii) "EXCESS PAYMENT" means, in respect of any Guaranteed Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guaranteed Obligations and (iii) "PRO RATA SHARE" means, for any Guarantor, the ratio (expressed as a percentage) of (x) the amount by which the aggregate present fair saleable value of all properties of such Guarantor (excluding any shares of stock of any other Guarantor) exceeds the amount of all the debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder and any obligations of any other Guarantor that have been Guaranteed by such Guarantor) to (y) the amount by which the aggregate fair saleable value of all properties of all of the Guarantors (other than XL Capital) exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors under this Article III) of all of the Guarantors (other than XL Capital), determined (A) with respect to any Guarantor that is a party hereto on the date hereof,

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT as of the date hereof, and (B) with respect to any other Guarantor, as of the date such Guarantor becomes a Guarantor hereunder.

                  SECTION 3.08. GENERAL LIMITATION ON GUARANTEE OBLIGATIONS. In any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 3.01 would otherwise, taking into account the provisions of Section 3.07, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 3.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Each Borrower represents and warrants to the Lenders that:

                  SECTION 4.01. ORGANIZATION; POWERS. Such Borrower and each of its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

                  SECTION 4.02. AUTHORIZATION; ENFORCEABILITY. The Transactions are within such Borrower's corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and
(b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  SECTION 4.03. GOVERNMENTAL APPROVALS; NO CONFLICTS. The Transactions (a) do not require any consent or approval of (including any exchange control approval), registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Borrower or any of its Subsidiaries or any order of any Governmental Authority, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon such Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT require any payment to be made by any such Person, and (d) will not result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries.

                  SECTION 4.04. FINANCIAL CONDITION; NO MATERIAL ADVERSE CHANGE.

                  (a) FINANCIAL CONDITION. Such Borrower has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries (A) as of and for the fiscal years ended December 31, 1998 and December 31, 1999, reported on by PricewaterhouseCoopers LLP, independent public accountants (as provided in XL Capital's Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 1999), and (B) as of and for the fiscal quarter ended March 31, 2000, as provided in XL Capital's Report on Form 10-Q filed with the SEC for the fiscal quarter ended March 31, 2000. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of such Borrower and its respective consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP or (in the case of XL Europe, XL Insurance or XL Mid Ocean) SAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (B) of the first sentence of this paragraph.

                  (b) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the assets, business, financial condition or operations of such Borrower and its Subsidiaries, taken as a whole.

                  SECTION 4.05. PROPERTIES.

                  (a) PROPERTY GENERALLY. Such Borrower and each of its Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, subject only to Liens permitted by Section 7.03 and except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

                  (b) INTELLECTUAL PROPERTY. Such Borrower and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by such Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.06. LITIGATION AND ENVIRONMENTAL MATTERS.

                  (a) ACTIONS, SUITS AND PROCEEDINGS. Except as disclosed in
Schedule III or as routinely encountered in claims activity, there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of such Borrower, threatened against or affecting such Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that could reasonably

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions.

                  (b) ENVIRONMENTAL MATTERS. Except as disclosed in Schedule IV and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither such Borrower nor any of its Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required for its business under any Environmental Law, (ii) has incurred any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

                  SECTION 4.07. COMPLIANCE WITH LAWS AND AGREEMENTS. Such Borrower and each of its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

                  SECTION 4.08. INVESTMENT AND HOLDING COMPANY STATUS. Such Borrower is not (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

                  SECTION 4.09. TAXES. Such Borrower and each of its Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect.

                  Except as could not reasonably be expected to result in a Material Adverse Effect, (i) all contributions required to be made by any Borrower or any of their Subsidiaries with respect to a Non-U.S. Benefit Plan have been timely made, (ii) each Non-U.S. Benefit Plan has been maintained in compliance with its terms and with the requirements of ally and all applicable laws and has been maintained, where required, in good standing with the applicable Governmental Authority and (iii) neither any Borrower nor any of their Subsidiaries has

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT incurred any obligation in connection with the termination or withdrawal from any Non-U.S. Benefit Plan.

                  SECTION 4.11. DISCLOSURE. The reports, financial statements, certificates or other information furnished by such Borrower to the Lenders in connection with the negotiation of this Agreement or delivered hereunder (taken as a whole) do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED that, with respect to projected financial information, such Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

                  SECTION 4.12. USE OF CREDIT. Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock. No part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock (except for repurchases of the capital stock of XL Capital and purchases of Margin Stock in accordance with XL Capital's Statement of Investment Policy Objectives and Guidelines as in effect on the date hereof or as it may be changed from time to time by a resolution duly adopted by the board of directors of XL Capital (or any committee thereof)). The purchase of any Margin Stock with the proceeds of any Loan will not be in violation of Regulation U or X of the Board and, after applying the proceeds of such Loan, not more than 25% of the value of the assets of XL Capital and its Subsidiaries taken as a whole consists or will consist of Margin Stock.

                  SECTION 4.13. SUBSIDIARIES. Set forth in Schedule V is a complete and correct list of all of the Subsidiaries of XL Capital as of the date hereof, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Schedule V, (x) each of XL, Capital and its Subsidiaries owns, free and clear of Liens, and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Schedule V, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) except as disclosed in filings of XL Capital with the SEC prior to the date hereof, there are no outstanding Equity Rights with respect to any Borrower.

                  SECTION 4.14. WITHHOLDING TAXES. Based upon information with respect to each Lender provided by each Lender or the Administrative Agent, as of the date hereof, the payment of principal of and interest on the Loans, the fees under Section 2.09 and all other amounts payable hereunder will not be subject, by withholding or deduction, to any Taxes imposed by any Borrower Jurisdiction.

                  SECTION 4.15. STAMP TAXES. To ensure the legality, validity, enforceability or admissibility in evidence of this Agreement or any promissory notes evidencing Loans made (or to be made), it is not necessary that this Agreement or such promissory notes or any other document be filed or recorded with any Governmental Authority or that any stamp or similar tax be paid on or in respect of this Agreement or such promissory notes, or any other document other than such filings and recordations that have already been made and such stamp or similar taxes that have already been paid.

                  SECTION 4.16. LEGAL FORM. Each of this Agreement and any promissory notes evidencing Loans made (or to be made) is in proper legal form under the laws of any Borrower Jurisdiction for the admissibility thereof in the courts of such Borrower Jurisdiction.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                    ARTICLE V

                                   CONDITIONS

                  SECTION 5.01. EFFECTIVE DATE. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which the Administrative Agent shall have received each of the following documents, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 10.02):

                  (a) EXECUTED COUNTERPARTS. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

                  (b) OPINIONS OF COUNSEL TO THE OBLIGORS. Opinions, each dated the Effective Date, of (i) Paul S. Giordano, Esq., counsel to XL Capital, substantially in the form of Exhibit B-1, (ii) Martha Bannerman, Esq., counsel to XL America, substantially in the form of Exhibit B-2, (iii) Cahill Gordon & Reindel, special U.S. counsel for the Obligors, substantially in the form of Exhibit B-3, (iv) Conyers, Dill & Pearman, special Bermuda counsel to XL Insurance and XL Mid Ocean, substantially in the form of Exhibit B-4, (v) Hunter & Hunter, special Cayman Islands counsel to XL Capital, substantially in the form of Exhibit B-5 and (vi) A&L Goodbody, special Irish counsel to XL Europe, substantially in the form of Exhibit B-6.

                  (c) OPINION OF SPECIAL NEW YORK COUNSEL TO CHASE. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, substantially in the form of Exhibit C (and Chase hereby instructs such counsel to deliver such opinion to the Lenders).

                  (d) CORPORATE DOCUMENTS. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, the authorization of the Transactions and any other legal matters relating to the Obligors, this Agreement or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

                  (e) OFFICER'S CERTIFICATE. A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of XL Capital, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 5.02.

                  (f) OTHER DOCUMENTS. Such other documents as the Administrative Agent or any Lender or special New York counsel to Chase may reasonably request.

                  The obligation of any Lender to make its initial Loan hereunder is also subject to the payment by XL Capital of such fees as XL Capital shall have agreed to pay to

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT any Lender or the Administrative Agent in connection herewith, including the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special New York counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the Loans hereunder (to the extent that reasonably detailed statements for such fees and expenses have been delivered to XL Capital).

                  The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 10.02) on or prior to 3:00 p.m., New York City time, on July 7, 2000 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time).

                  SECTION 5.02. EACH CREDIT EVENT. The obligation of each Lender to make any Loan is additionally subject to the satisfaction of the following conditions:

                  (a) the representations and warranties of the Obligors set forth in this Agreement shall be true and correct on and as of the date of such Loan (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) at the time of and immediately after giving effect to such Loan, no Default shall have occurred and be continuing.

Each Borrowing shall be deemed to constitute a representation and warranty by the Obligors on the date thereof as to the matters specified in the preceding sentence.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrowers covenant and agree with the Lenders that:

                  SECTION 6.01. FINANCIAL STATEMENTS AND OTHER INFORMATION. Each Borrower will furnish to the Administrative Agent and each Lender:

                  (a) within 135 days after the end of each fiscal year of such Borrower (but in the case of XL Capital, within 100 days after the end of each fiscal year of XL Capital),

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT the audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year (if such figures were already produced for such corresponding period or periods) (it being understood that delivery to the Lenders of XL Capital's Report on Form 10-K filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (a) to deliver the annual financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (a)), all reported on by PricewaterhouseCoopers LLP or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL, Mid Ocean) SAP, as the case may be, consistently applied;

                   (b) within 60 days after the end of each of the first three fiscal quarters of each fiscal year of such Borrower, the consolidated balance sheet and related statements of operations, stockholders' equity and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year (if such figures were already produced for such corresponding period or periods), all certified by a Financial Officer of such Borrower as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP or (in the case of XL Europe, XL Insurance and XL Mid Ocean) SAP, as the case may be, consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (it being understood that delivery to the Lenders of XL Capital's Report on Form 10-Q filed with the SEC shall satisfy the financial statement delivery requirements of this paragraph (b) to deliver the quarterly financial statements of XL Capital so long as the financial information required to be contained in such Report is substantially the same as the financial information required under this paragraph (b));

                  (c) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate signed on behalf of each Borrower by a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 7.03, 7.05, 7.06 and 7.07 and
         (iii) stating whether any change in GAAP or (in the case of XL Europe, XL Insurance and XL Mid Ocean) SAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 4.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (d) concurrently with any delivery of financial statements under clause (a) of this Section, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

                  (e) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by such Borrower or any of its respective Subsidiaries with the SEC, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any U. S. or other securities exchange, or distributed by such Borrower to its shareholders generally, as the case may be;

                  (f) concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of XL Capital, setting forth on a consolidated basis for XL Capital and its consolidated Subsidiaries as of the end of the fiscal year or quarter to which such certificate relates (i) the aggregate book value of assets which are subject to Liens permitted under Section 7.03(g) and the aggregate book value of liabilities which are subject to Liens permitted under Section 7.03(g) (it being understood that the reports required by paragraphs (a) and (b) of this Section shall satisfy the requirement of this clause (i) of this paragraph (f) if such reports set forth separately, in accordance with GAAP, line items corresponding to such aggregate book values) and (ii) a calculation showing the portion of each of such aggregate amounts which portion is attributable to transactions among wholly-owned Subsidiaries of XL Capital; and

                  (g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of XL Capital or any of its Subsidiaries, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

                  SECTION 6.02. NOTICES OF MATERIAL EVENTS. Each Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

                  (a) the occurrence of any Default; and

                  (b) any event or condition constituting, or which could reasonably be expected to have a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the relevant Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken by such Borrower with respect thereto.

                  SECTION 6.03. PRESERVATION OF EXISTENCE AND FRANCHISES. Each Borrower will, and will cause each of its Subsidiaries to, maintain its corporate existence and its material rights and franchises in full force and effect in its jurisdiction of incorporation; PROVIDED that the

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT foregoing shall not prohibit any merger or consolidation permitted under Section
7.01. Each Borrower will, and will cause each of its Subsidiaries to, qualify and remain qualified as a foreign corporation in each jurisdiction in which failure to receive or retain such qualification would have a Material Adverse Effect.

                  SECTION 6.04. INSURANCE. Each Borrower will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties in such amounts as is customary in the case of corporations engaged in the same or similar businesses having similar properties similarly situated.

                  SECTION 6.05. MAINTENANCE OF PROPERTIES. Each Borrower will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition the properties now or hereafter owned, leased or otherwise possessed by and used or useful in its business and will make or cause to be made all needful and proper repairs, renewals, replacements and improvements thereto so that the business carried on in connection therewith may be properly conducted at all times except if the failure to do so would not have a Material Adverse Effect; PROVIDED, HOWEVER, that the foregoing shall not impose on such Borrower or any Subsidiary of such Borrower any obligation in respect of any property leased by such Borrower or such Subsidiary in addition to such Borrower's obligations under the applicable document creating such Borrower's or such Subsidiary's lease or tenancy.

                  SECTION 6.06. PAYMENT OF TAXES AND OTHER POTENTIAL CHARGES AND PRIORITY CLAIMS PAYMENT OF OTHER CURRENT LIABILITIES. Each Borrower will, and will cause each of its Subsidiaries to, pay or discharge:

                  (a) on or prior to the date on which penalties attach thereto, all taxes, assessments and other governmental charges or levies imposed upon it or any of its properties or income;

                  (b) on or prior to the date when due, all lawful claims of matarialmen, mechanics, carriers, warehousemen, landlords and other like Persons which, if unpaid, might result in the creation of a Lien upon any such property; and

                  (c) on or prior to the date when due, all other lawful claims which, if unpaid, might result in the creation of a Lien upon any such property (other than Liens not forbidden by Section 7.03) or which, if unpaid, might give rise to a claim entitled to priority over general creditors of such Borrower in any proceeding under the Bermuda Companies Law or Bermuda Insurance Law, or any insolvency proceeding, liquidation, receivership, rehabilitation, dissolution or winding-up involving such Borrower or such Subsidiary;

PROVIDED that, unless and until foreclosure, distraint, levy, sale or similar proceedings shall have been commenced, such Borrower need not pay or discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is contested in good faith and by appropriate proceedings diligently conducted and so long as such reserves or other appropriate provisions as

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT may be required by GAAP or SAP, as the case may be, shall have been made therefor and so long as such failure to pay or discharge does not have a Material Adverse Effect.

                  SECTION 6.07. FINANCIAL ACCOUNTING PRACTICES. Such Borrower will, and will cause each of its consolidated Subsidiaries to, make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect its transactions and dispositions of its assets and maintain a system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements required under Section 6.01 in conformity with GAAP and SAP, as applicable, and to maintain accountability for assets.

                  SECTION 6.08. COMPLIANCE WITH APPLICABLE LAWS. Each Borrower will, and will cause each of its Subsidiaries to, comply with all applicable Laws (including but not limited to the Bermuda Companies Law and Bermuda Insurance Laws) in all respects; PROVIDED that such Borrower or any Subsidiary of such Borrower will not be deemed to be in violation of this Section as a result of any failure to comply with any such Law which would not (i) result in fines, penalties, injunctive relief or other civil or criminal liabilities which, in the aggregate, would have a Material Adverse Effect or (ii) otherwise impair the ability of such Borrower to perform its obligations under this Agreement.

                  SECTION 6.09. USE OF PROCEEDS. Each Borrower will use the proceeds of all Loans for its general corporate purposes (which may include funding acquisitions, paying dividends and repurchasing securities).

                  SECTION 6.10. CONTINUATION OF AND CHANGE IN BUSINESSES. Each Borrower and its Subsidiaries will continue to engage in substantially the same business or businesses it engaged in (or proposes to engage in) on the date of this Agreement and businesses related or incidental thereto.

                  SECTION 6.11. VISITATION. Each Borrower will permit such Persons as any Lender may reasonably designate to visit and inspect any of the properties of such Borrower, to discuss its affairs with its financial management, and provide such other information relating to the business and financial condition of such Borrower at such times as such Lender may reasonably request. Each Borrower hereby authorizes its financial management to discuss with any Lender the affairs of such Borrower.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

                  Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, each of the Borrowers covenants and agrees with the Lenders that:

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 7.01. MERGERS. No Borrower will merge with or into or consolidate with any other Person, except that if no Default shall occur and be continuing or shall exist at the time of such merger or consolidation or immediately thereafter and after giving effect thereto any Borrower may merge or consolidate with any other corporation, including a Subsidiary, if such Borrower shall be the surviving corporation.

                  SECTION 7.02. DISPOSITIONS. No Borrower will, nor will it permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily (any of the foregoing being referred to in this Section as a "DISPOSITION" and any series of related Dispositions constituting but a single Disposition), any of its properties or assets, tangible or intangible (including but not limited to sale, assignment, discount or other disposition of accounts, contract rights, chattel paper or general intangibles with or without recourse), except:

                  (a) Dispositions in the ordinary course of business involving current assets or other assets classified on such Borrower's balance sheet as available for sale;

                  (b) sales, conveyances, assignments or other transfers or dispositions in immediate exchange for cash or tangible assets, PROVIDED that any such sales, conveyances or transfers shall not individually, or in the aggregate for the Borrowers and their respective Subsidiaries, exceed $500,000,000 in any calendar year; or

                  (c) Dispositions of equipment or other property which is obsolete or no longer used or useful in the conduct of the business of such Borrower or its Subsidiaries.

                  SECTION 7.03. LIENS. No Borrower will, nor will it permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or assets, tangible or intangible, now owned or hereafter acquired by it, except:

                  (a) Liens existing on the date hereof (and extension, renewal and replacement Liens upon the same property, PROVIDED that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing) and listed on Part B of Schedule II;

                  (b) Liens arising from taxes, assessments, charges, levies or claims described in Section 6.06 that are not yet due or that remain payable without penalty or to the extent permitted to remain unpaid under the provision of Section 6.06;

                  (c) Liens on property securing all or part of the purchase price thereof to such Borrower and Liens (whether or not assumed) existing on property at the time of purchase thereof by such Borrower (and extension, renewal and replacement Liens upon the same property); PROVIDED (i) each such Lien is confined solely to the property so purchased, improvements thereto and proceeds thereof and (ii) the aggregate amount of the obligations secured by all such Liens on any particular property at any time purchased by such Borrower, as applicable, shall not exceed 100% of the lesser of the fair market value of such property at such time or the actual purchase price of such property;

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (d) zoning restrictions, easements, minor restrictions on the use of real property, minor irregularities in title thereto and other minor Liens that do not in the aggregate materially detract from the value of a property or asset to, or materially impair its use in the business of, such Borrower or any such Subsidiary;

                  (e) Liens securing Indebtedness permitted by Section 7.07(c) covering assets whose market value is not materially greater than the amount of the Indebtedness secured thereby plus a commercially reasonable margin;

                  (f) Liens on cash and securities of a Borrower or its Subsidiaries incurred as part of the management of its investment portfolio in accordance with XL Capital's Statement of Investment Policy Objectives and Guidelines as in effect on the date hereof or as it may be changed from time to time by a resolution duly adopted by the board of directors, of XL Capital (or any committee thereof);

                  (g) Liens on (i) assets received, and on actual or imputed investment income on such assets received, relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Borrower's or any of their Subsidiary's business as an insurance or reinsurance company (including GICs) or corporate member of The Council of Lloyd's or as a provider of financial or investment services or contracts, or the proceeds thereof, in each case held in a segregated trust or other account and securing such liabilities or (ii) any other assets subject to any trust or other account arising out of or as a result of contractual, regulatory or any other requirements; PROVIDED that in no case shall any such Lien secure Indebtedness and any Lien which secures Indebtedness shall not be permitted under this clause (g);

                  (h) statutory and common law Liens of materialmen, mechanics, carriers, warehousemen and landlords and other similar Liens arising in the ordinary course of business; and

                  (i) Liens existing on property of a Person immediately prior to its being consolidated with or merged into any Borrower or any of their Subsidiaries or its becoming a Subsidiary, and Liens existing on any property acquired by any Borrower or any of their Subsidiaries at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed) (and extension, renewal and replacement Liens upon the same property, PROVIDED that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Lien theretofore existing); PROVIDED that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property and
         (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property.

                  SECTION 7.04. TRANSACTIONS WITH AFFILIATES. No Borrower will, nor will it permit any of its Subsidiaries to, enter into or carry out any transaction with (including, without

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT limitation, purchase or lease property or services to, loan or advance to or enter into, suffer to remain in existence or amend any contract, agreement or arrangement with) any Affiliate of such Borrower, or directly or indirectly agree to do any of the foregoing, except (i) transactions involving guarantees or co-obligors with respect to any Indebtedness described in Part A of Schedule II, (ii) transactions among the Borrowers and their wholly-owned Subsidiaries and (iii) transactions with Affiliates in good faith in the ordinary course of such Borrower's business consistent with past practice and on terms no less favorable to such Borrower or any Subsidiary than those that could have been obtained in a comparable transaction on an arm's length basis from an unrelated Person.

                  SECTION 7.05. RATIO OF TOTAL FUNDED DEBT TO TOTAL CAPITALIZATION. XL Capital will not permit its ratio of (a) Total Funded Debt to
(b) the sum of Total Funded Debt PLUS Consolidated Net Worth to be greater than 0.35:1.00 at any time.

                  SECTION 7.06. CONSOLIDATED NET WORTH. XL Capital will not permit its Consolidated Net Worth to be less than the sum of (a) $4,500,000,000 PLUS (b) 25% of net income (if positive) for each fiscal quarter of XL Capital commencing with the fiscal quarter ending June 30, 2000.

                  SECTION 7.07. INDEBTEDNESS. No Borrower will, nor will it permit any of its Subsidiaries to, at any time create, incur, assume or permit to exist any Indebtedness, or agree, become or remain liable (contingent or otherwise) to do any of the foregoing, except:

                  (a) Indebtedness created hereunder,

                  (b) Indebtedness incurred pursuant to the Letter of Credit Agreement;

                  (c) secured Indebtedness (including secured reimbursement obligations with respect to letters of credit) of any Borrower or any Subsidiary in an aggregate principal amount (for all Borrowers and their respective Subsidiaries) not exceeding $300,000,000 at any time outstanding;

                  (d) other unsecured Indebtedness, so long as upon the incurrence thereof no Default would occur or exist;

                  (e) Indebtedness consisting of accounts or claims payable and accrued and deferred compensation (including options) incurred in the ordinary course of business by any Borrower or any Subsidiary;

                  (f) Indebtedness incurred in transactions described in Section 7.03(f); and

                  (g) Indebtedness existing on the date hereof and described in Part A of Schedule II and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof.

                  SECTION 7.08. CLAIMS PAVING RATINGS. XL Capital will maintain at all times a claims-paying rating of at least "A" from A.M. Best & Co. (or its successor) and XL Insurance

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT will maintain at all times a rating of at least "A" from Standard & Poor's Rating Services (or its successor).

                  SECTION 7.09. PRIVATE ACT. No Borrower will become subject to a Private Act other than the X.L. Insurance Company, Ltd. Act, 1989.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  If any of the following events ("EVENTS OF DEFAULT") shall occur:

                  (a) any Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

                  (b) any Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause
         (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of 3 or more days;

                  (c) any representation or warranty made or deemed made by any Borrower in or in connection with this Agreement or any amendment or modification hereof, or in any certificate or financial statement furnished pursuant to the provisions hereof, shall prove to have been false or misleading in any material respect as of the time made (or deemed made) or furnished;

                  (d) any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Article VII;

                  (e) any Obligor shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b) or (d) of this Article) and such failure shall continue unremedied for a period of 20 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to such Obligor;

                  (f) any Borrower or any of its Subsidiaries shall default (i) in any payment of principal of or interest on any other obligation for borrowed money in principal amount of $50,000,000 or more, or any payment of any principal amount of $50,000,000 or more under Hedging Agreements, in each case beyond any period of grace provided with respect thereto, or (ii) in the performance of any other agreement, term or condition contained in any such agreement (other than Hedging Agreements) under which any such obligation in principal amount of $50,000,000 or more is created, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity or to terminate its commitment under such agreement, PROVIDED that this clause

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

         (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

                  (g) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging any Borrower a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of such Borrower under the Bermuda Companies Law or the Cayman Islands Companies Law (2000 Revision), or any other similar applicable Law, and such decree or order shall have continued undischarged or unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of such Borrower or a substantial part of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                  (h) any Borrower shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under the Bermuda Companies Law or the Cayman Islands Companies Law (2000 Revision) or any other similar applicable Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or a substantial part of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or corporate or other action shall be taken by such Borrower in furtherance of any of the aforesaid purposes;

                  (i) one or more judgments for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against any Borrower or any of its Subsidiaries or any combination thereof and the same shall not have been vacated, discharged, stayed (whether by appeal or otherwise) or bonded pending appeal within 45 days from the entry thereof;

                  (j) an ERISA Event (or similar event with respect to any Non-U. S. Benefit Plan) shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events and such similar events that have occurred, could reasonably be expected to result in liability of the Borrowers and their Subsidiaries in an aggregate amount exceeding $100,000,000;

                  (k) a Change in Control shall occur;

                  (1) XL Capital shall cease to own, beneficially and of record, directly or indirectly all of the outstanding voting shares of capital stock of XL Insurance, XL Mid Ocean, XL America or XL Europe (except, in the case of any company organized under the laws of Bermuda, for a nominal number of shares owned by nominee shareholders required by the Bermuda Companies Law); or

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (m) the guarantee contained in Article III shall terminate or cease, in whole or material part, to be a legally valid and binding obligation of each Guarantor or any Guarantor or any Person acting for or on behalf of any of such parties shall contest such validity or binding nature of such guarantee itself or the Transactions, or any other Person shall assert any of the foregoing;

then, and in every such event (other than an event with respect to any Borrower described in clause (g) or (h) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrowers, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and
(ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to any Borrower described in clause (g) or
(h) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

                                   ARTICLE IX

                            THE ADMINISTRATIVE AGENT

                  Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

                  The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

                  The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of their Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by a Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

                  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for any Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

                  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

                  The Administrative Agent may resign at any time by notifying the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right, in consultation with XL Capital, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent's resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by XI, Capital to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between XL Capital and such successor. After the Administrative Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

                  Notwithstanding anything herein to the contrary, the Lead Arranger, Book Manager, Syndication Agent and Co-Documentation Agents named on the cover page of this Agreement shall not have any duties or liabilities under this Agreement, except in their capacity, if any, as Lenders.

                                    ARTICLE X

                                  MISCELLANEOUS

                  SECTION 10.01. NOTICES. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

                  (a) if to any Borrower, to XL Capital at Cumberland House, One Victoria Street, Hamilton HM11 Bermuda, Attention of William Robbie (Telecopy No. (441) 292-8618); WITH A COPY to Paul Giordano, Esq. at the same address and telecopy number;

                  (b) if to the Administrative Agent, to The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Loan and Agency Services Group, Attention of Laura Rebecca (Telecopy No. (212) 552-7490; Telephone No. (212) 552-7253), WITH A
         COPY to The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention of Donald Rands (Telecopy No. (212) 270-0670; Telephone No. (212) 270-5528); and

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (c) if to a Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (or, in the case of any such change by a Lender, by notice to the Borrowers and the Administrative Agent). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

                  SECTION 10.02. WAIVERS; AMENDMENTS.

                  (a) NO DEEMED WAIVERS; REMEDIES CUMULATIVE. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrowers therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

                  (b) AMENDMENTS. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Obligors and the Required Lenders or by the Obligors and the Administrative Agent with the consent of the Required Lenders; PROVIDED that no such agreement shall:

                  (i) increase the Commitment of any Lender without the written consent of such Lender,

                  (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,

                  (iii) postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,

                  (iv) change Section 2.15(c) or 2.15(d) without the consent of each Lender affected thereby,

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (v) release any of the Guarantors from any of their guarantee obligations under Article III without the written consent of each Lender, and

                  (vi) change any of the provisions of this Section or the percentage in the definition of the term "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

and PROVIDED FURTHER that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent.

                  SECTION 10.03. EXPENSES; INDEMNITY; DAMAGE WAIVER.

                  (a) COSTS AND EXPENSES. The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of one legal counsel for the Administrative Agent and one legal counsel for the Lenders, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including in connection with any workout, restructuring or negotiations in respect thereof and (iii) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any other document referred to herein.

                  (b) INDEMNIFICATION BY THE BORROWERS. The Borrowers shall indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "INDEMNITEE") against, and to hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee (but not including Excluded Taxes) incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by any Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses result from or arise out of the gross negligence or willful misconduct of such Indemnitee.

                  (c) REIMBURSEMENT BY LENDERS. To the extent that the Borrowers fail to pay any amount required to be paid by them to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; PROVIDED that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

                  (d) WAIVER OF CONSEQUENTIAL DAMAGES, ETC. To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or the use of the proceeds thereof.

                  (e) PAYMENTS. All amounts due under this Section shall be payable promptly after written demand therefor.

                  SECTION 10.04. SUCCESSORS AND ASSIGNS.

                  (a) ASSIGNMENTS GENERALLY. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Borrower shall assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by a Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

                  (b) ASSIGNMENTS BY LENDERS. Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); PROVIDED that

                  (i) except in the case of an assignment to a Lender or a Lender Affiliate, each of the Borrowers and the Administrative Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld),

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  (ii) except in the case of an assignment to a Lender or a Lender Affiliate or an assignment of the entire remaining amount of the assigning Lender's Commitment, the amount of the Commitment of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrowers and the Administrative Agent otherwise consent,

                  (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement,

                  (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and

                  (v) the assignee, if it shall not be a Lender, shall deliver an Administrative Questionnaire to the Administrative Agent (with a copy to XL Capital);

PROVIDED FURTHER that any consent of the Borrowers otherwise required under this paragraph shall not be required if an Event of Default under clause (a), (b),
(g) or (h) of Article VIII has occurred and is continuing. Upon acceptance and recording pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

                  Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose vehicle (an "SPV") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrowers pursuant to Section 2.01, PROVIDED that (i) nothing herein shall constitute a commitment by any SPV to make any Loan, (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) the Borrowers may bring any proceeding against either or both the Granting Lender or the SPV in order to enforce any rights of the Borrowers hereunder. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any payment under this Agreement for which

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, it will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof arising out of any claim against such SPV under this Agreement. In addition, notwithstanding anything to the contrary contained in this Section, any SPV may with notice to, but without the prior written consent of, the Borrowers or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to its Granting Lender or to any financial institutions (consented to by the Borrowers and the Administrative Agent) providing liquidity and/or credit support (if any) with respect to commercial paper issued by such SPV to fund such Loans and such SPV may disclose, on a confidential basis, confidential information with respect to any Borrower and its Subsidiaries to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit liquidity enhancement to such SPV. This paragraph may not be amended without the consent of any SPV at the time holding Loans under this Agreement.

                  (c) MAINTENANCE OF REGISTER BATHE ADMINISTRATIVE AGENT. The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices in New York City a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "REGISTER"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                  (d) EFFECTIVENESS OF ASSIGNMENTS. Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

                  (e) PARTICIPATIONS. Any Lender may, without the consent of the Borrowers or the Administrative Agent, sell participations to one or more banks or other entities (a "PARTICIPANT") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); PROVIDED that (i) any such participation sold to a Participant which is not a Lender, a Lender Affiliate or a Federal Reserve Bank shall be made only with the consent (which in each case shall not be

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT unreasonably withheld) of XL Capital and the Administrative Agent, unless a Default has occurred and is continuing, in which case the consent of XL Capital shall not be required, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iv) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; PROVIDED that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and
2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section.

                  (f) LIMITATIONS ON RIGHTS OF ASSIGNEES AND PARTICIPANTS. A Participant or Assignee shall not be entitled to receive any greater payment under Section 2.12 or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant or the Lender interest assigned, unless the sale of the participation to such Participant or the assignment is made with the Borrowers' prior written consent.

                  (g) CERTAIN PLEDGES. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

                  (h) NO ASSIGNMENTS TO ANY BORROWER OR AFFILIATES. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                  SECTION 10.05. SURVIVAL. All covenants, agreements, representations and warranties made by the Borrowers herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 10.03 and
Article IX shall survive and remain in full

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

                  SECTION 10.06. COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 10.07. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  SECTION 10.08. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

                  SECTION 10.09. GOVERNING LAW; Jurisdiction; Etc.

                  (a) GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

                  (b) SUBMISSION TO JURISDICTION. Each Obligor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Obligor or its properties in the courts of any jurisdiction.

                  (c) WAIVER OF VENUE. Each Obligor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  (e) WAIVER OF IMMUNITIES. To the extent that any Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution or execution, on the ground of sovereignty or otherwise) with respect to itself or its property, it hereby irrevocably waives, to the fullest extent permitted by applicable law, such immunity in respect of its obligations under this Agreement.

                  SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  SECTION 10.11. HEADINGS. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

                  SECTION 10.12. TREATMENT OF CERTAIN INFORMATION; CONFIDENTIALITY.

                  (a) TREATMENT OF CERTAIN INFORMATION. Each of the Account Parties acknowledge that from time to time financial advisory, investment banking and other services may be offered or provided to any Account Party or one or more of their Subsidiaries (in connection with this Ageement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and each of the Account Parties hereby authorizes each Lender to share any information delivered to such Lender by such Account Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Ageement, to any such subsidiary or affiliate, it being understood that (i) any such information shall be used only for the purpose of advising the Account Parties or preparing presentation materials for the benefit of the Account Parties and (ii) any such subsidiary or affliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

                  (b) CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority having jurisdiction over the Administrative Agent or any Lender, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party to this Agreement, (v) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (vi) subject to an agreement in writing containing provisions substantially the same as those of this paragraph and for the benefit of the Account Parties, to (a) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (b) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Account Party and its obligations, (vii) with the consent of the Account Parties or (viii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this paragraph or (B) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than an Account Party. For the purposes of this paragraph, "INFORMATION" means all information received from an Account Party relating to an Account Party or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Account Party; PROVIDED that, in the case of information received from an Account Party after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

Person would accord to its own confidential information. Notwithstanding the foregoing, each of the Administrative Agent and the Lenders agree that they will not trade the securities of any of the Account Parties based upon non-public Information that is received by them.

                  SECTION 10.13. JUDGMENT CURRENCY. This is an international loan transaction in which the specification of Dollars and payment in New York City is of the essence, and the obligations of each Account Party under this Agreement to make payment to (or for account of) a Lender in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any other currency or in another place except to the extent that such tender or recovery results in the effective receipt by such Lender in New York City of the full amount of Dollars payable to such Lender under this Agreement. If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency (in this Section called the "JUDGMENT CURRENCY"), the rate of exchange that shall be applied shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase such Dollars at the principal office of the Administrative Agent in New York City with the judgment currency on the Business Day next preceding the day on which such judgment is rendered. The obligation of each Account Party in respect of any such sum due from it to the Administrative Agent or any Lender hereunder (in this Section called an "ENTITLED PERSON") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder in the judgment currency such Entitled Person may in accordance with normal banking procedures purchase and transfer Dollars to New York City with the amount of the judgment currency so adjudged to be due; and each Account Party hereby, as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in Dollars, the amount (if any) by which the sum originally due to such Entitled Person in Dollars hereunder exceeds the amount of the Dollars so purchased and transferred.


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                         X.L. AMERICA, INC.,
                                         as an Account Party and a Guarantor


                                         By:  /s/ Martha G. Bannerman
                                            ------------------------------
                                              Name: Martha G. Bannerman
                                              Title:


                                         XL INSURANCE LTD.,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                                         XL EUROPE LTD,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:

                                         XL MID OCEAN REINSURANCE LTD.,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                         X.L. AMERICA, INC.,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                                         XL INSURANCE LTD.,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                                         XL EUROPE LTD,
                                         as an Account Party and a Guarantor


                                         By:  /s/ Walker Rainey
                                            ------------------------------
                                              Name: WALKER RAINEY
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                         XL MID OCEAN REINSURANCE LTD.,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                         X.L. AMERICA, INC.,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                              Name:
                                              Title:


                                         XL INSURANCE LTD.,
                                         as an Account Party and a Guarantor


                                         By: /s/ C. Greetham
                                            ------------------------------
                                            Name: CHRISTOPHER V. GREETHAM
                                            Title: EVP and Chief Investment
                                                   Officer


                                         XL EUROPE LTD,
                                         as an Account Party and a Guarantor


                                         By:
                                            ------------------------------
                                            Name:
                                            Title:


                                         XL MID OCEAN REINSURANCE LTD.,
                                         as an Account Party and a Guarantor


                                         By:/s/ C. Greetham
                                            ------------------------------
                                            Name: CHRISTOPHER V. GREETHAM
                                            Title: EVP and Chief Investment
                                                   Officer


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                  IN WITNESS WHEREOF, XL Capital has caused this Agreement to be duly executed as a Deed by an authorized officer as of the day and year first above written.

                                         EXECUTED AS A DEED by XL CAPITAL
                                         LTD,
                                         as an Account Party and a Guarantor


                                         /s/ Michael Siese
                                         ---------------------------------
                                         witness


                                         By  /s/ Paul S. Giordano
                                            ------------------------------
                                            Name:  PAUL S. GIORDANO
                                            Title: Secretary


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       LENDERS


                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                       By: /s/ Donald Rands
                                          -------------------------------------
                                          Name:   DONALD RANDS
                                          Title:  Vice President


                                       CITIBANK, N.A.


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       LENDERS


                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       CITIBANK, N.A.


                                       By: /s/ Alan Chalmers
                                          -------------------------------------
                                          Name:  ALAN CHALMERS
                                          Title: Managing Director


                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       LENDERS


                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       CITIBANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES


                                       By: /s/ John S. McGill
                                          -------------------------------------
                                          Name:  JOHN S. MCGILL
                                          Title: Director


                                       By: /s/ Ruth Leung
                                          -------------------------------------
                                          Name:  RUTH LEUNG
                                          Title: Director


                                       MELLON BANK, N.A.


                                       By:
                                          -------------------------------------
                                            Name:
                                            Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                       LENDERS


                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative Agent


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       CITIBANK, N.A.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       DEUTSCHE BANK AG, NEW YORK AND/OR
                                         CAYMAN ISLANDS BRANCHES


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       MELLON BANK, N.A.


                                       By: /s/ Susan M. Whitehood
                                          -------------------------------------
                                            Name: Susan M. Whitehood
                                            Title: Vice President


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           FLEET NATIONAL BANK


                                           By: /s/ Lisa A. Pile
                                              --------------------------
                                              Name:  LISA A. PILE
                                              Title: Assistant Vice President


                                           BANK ONE, NA (MAIN OFFICE CHICAGO)


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           ABN AMRO BANK N.V.


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           FLEET NATIONAL BANK


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           BANK ONE, NA (MAIN OFFICE CHICAGO)


                                           By: /s/ S. W. Bridges
                                              --------------------------
                                              Name:  SAMUEL W. BRIDGES
                                              Title: Senior Vice President


                                           ABN AMRO BANK N.V.


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           FLEET NATIONAL BANK


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           BANK ONE, NA (MAIN OFFICE CHICAGO)


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           ABN AMRO BANK N.V.


                                           By: /s/ Ray Catt
                                              --------------------------
                                              Name:  RAY CATT
                                              Title: Head of Insurance Banking


                                           By: /s/ Martyn Taplin
                                              --------------------------
                                              Name: Martyn Taplin
                                              Title:


                                           BARCLAYS BANK PLC


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           FLEET NATIONAL BANK


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           BANK ONE, NA (MAIN OFFICE CHICAGO)


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           ABN AMRO BANK N.V.


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                                           BARCLAYS BANK PLC


                                           By: /s/ J.V. French
                                              --------------------------
                                              Name: J.V. French
                                              Title: Relationship Director


                                           By:
                                              --------------------------
                                              Name:
                                              Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By: /s/ Sebastian Rocco
                                              ----------------------------------
                                              Name:  SEBASTIAN ROCCO
                                              Title:  Senior Vice President


                                           BANK OF AMERICA, N.A.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           ING BANK, N.V., LONDON BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           FIRST UNION NATIONAL BANK


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           STATE STREET BANK AND TRUST COMPANY


                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANK OF AMERICA, N.A.


                                           By: /s/ Debra Basler
                                              ----------------------------------
                                              Name:  DEBRA BASLER
                                              Title: Vice President


                                           ING BANK, N.V., LONDON BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           FIRST UNION NATIONAL BANK


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           STATE STREET BANK AND TRUST COMPANY


                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANK OF AMERICA, N.A.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           ING BANK, N.V., LONDON BRANCH


                                           By: /s/ Mike Sharman
                                              ----------------------------------
                                              Name:  MIKE SHARMAN
                                              Title: Director


                                           By: /s/ James Longden
                                              ----------------------------------
                                              Name:  JAMES LONGDEN
                                              Title: Director


                                           FIRST UNION NATIONAL BANK


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           STATE STREET BANK AND TRUST COMPANY


                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANK OF AMERICA, N.A.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           ING BANK, N.V., LONDON BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           FIRST UNION NATIONAL BANK


                                           By: /s/ D. J. Norton
                                              ----------------------------------
                                              Name:  DANIEL J. NORTON
                                              Title: Director


                                           STATE STREET BANK AND TRUST COMPANY


                                           By:
                                              ----------------------------------
                                                Name:
                                                Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                           CREDIT LYONNAIS NEW YORK BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           BANK OF AMERICA, N.A.


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           ING BANK, N.V., LONDON BRANCH


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           FIRST UNION NATIONAL BANK


                                           By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                           STATE STREET BANK AND TRUST COMPANY


                                           By: /s/ Edward M. Anderson
                                              ----------------------------------
                                              Name:  EDWARD M. ANDERSON
                                              Title: Vice President


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                              THE BANK OF BERMUDA LIMITED

                                              By: /s/ Michael Collins
                                                 -------------------------------
                                                 Name:  MR. MICHAEL COLLINS
                                                 Title:  Sr. Vice President


                                              COMERICA BANK


                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                              THE BANK OF BERMUDA LIMITED

                                              By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                              COMERICA BANK


                                              By: /s/ Carlyle E. Justus
                                                 -------------------------------
                                                 Name:  CARLYLE E. JUSTUS
                                                 Title: First Vice President


                  LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                                                      SCHEDULE I

                                   COMMITMENTS


NAME OF LENDER                                                                          COMMITMENT ($)
---------------                                                                         --------------
The Chase Manhattan Bank                                                                          103,750,000

Citibank, N.A.                                                                                    100,420,000

Deutsche Bank AG, New York and/or Cayman Islands Branches                                         100,420,000

Mellon Bank, N.A.                                                                                 100,420,000

ING Bank, N.V., London Branch                                                                      75,000,000

Fleet National Bank                                                                                66,670,000

Bank One, NA (Main Office Chicago)                                                                 66,670,000

ABN AMRO Bank N.V.                                                                                 66,670,000

Barclays Bank PLC                                                                                  66,670,000

Credit Lyonnais New York Branch                                                                    66,670,000

Bank of America, N.A.                                                                              66,670,000

First Union National Bank                                                                          33,330,000

State Street Bank and Trust Company                                                                33,330,000

Comerica Bank                                                                                      33,330,000

The Bank of Bermuda, Limited                                                                       20,000,000

TOTAL:                                                                                         $1,000,000,000


           SCHEDULE I TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                                                     SCHEDULE II

                             INDEBTEDNESS AND LIENS



Part A - INDEBTEDNESS

                                  SCHEDULE II-A

                                  INDEBTEDNESS

1. Credit Agreement (5-Year) between Mid Ocean Limited and The Chase Manhattan Bank, incorporated by reference to Exhibit 10.14.1 to the Company's Annual Report on Form 10-K (No. 1-10804) for the year ended November 30, 1998.

2. Amendment No. 1 to Credit Agreement (5-Year) between Mid Ocean Limited and The Chase Manhattan Bank, incorporated by reference to Exhibit 10.14.2 to the Company's Annual Report on Form 10-K (No. 1-10804) for the year ended November 30, 1998.

3. Amendment No. 2 to Credit Agreement (5-Year) between Mid Ocean Limited and The Chase Manhattan Bank.

4. Amendment No. 3 to Credit Agreement (5-Year) between Mid Ocean Limited and The Chase Manhattan Bank.

5. Revolving Credit Agreement Between XL Insurance Company, Ltd. and Mellon Bank, N.A., incorporated by reference to Exhibit (b)(2) of the GCR Schedule 14D-1, incorporated by reference to Exhibit 10.14.14 to the Company's Annual Report on Form 10-K (No. 1-10804) for the year ended November 30, 1998.

6. First Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A., incorporated by reference to Exhibit 10.14.15 to the Company's Annual Report on Form 10-K for the year ended November 30, 1998.

7. Second Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A., incorporated by reference to Exhibit 10.14.16 to the Company's Annual Report on Form 10-K for the year ended November 30, 1998.

8. Third Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A.

9. Fourth Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A.

10. Fifth Amendment to Revolving Credit Agreement between XL Insurance Company, Ltd. and Mellon Bank, N.A.

11. Short Term Revolving Credit Agreement between XL Capital Ltd et al and Mellon Bank, N.A., dated as of June 30, 1999.

12. First Amendment to Short Term Revolving Credit Agreement between XL Capital Ltd et al. and Mellon Bank, N.A.

13. Letter of Credit Facility and Reimbursement Agreement dated as of June 30, 1999 by and among XL Insurance Ltd et al. and Mellon Bank, N.A.

14. First Amendment to Letter of Credit Facility and Reimbursement Agreement dated as of June 30, 1999 by and among XL Insurance Ltd et al. and Mellon Bank, N.A.

15. Letter of Credit Facility and Reimbursement Agreement dated as of December 30, 1999 by and among XL Insurance Ltd et al. and Mellon Bank, N.A.

16. First Amendment to Letter of Credit Facility and Reimbursement Agreement dated as of December 30, 1999 by and among XL Insurance Ltd et al. and Mellon Bank, N.A.

17. Letter of Credit Agreement dated as of December 17, 1999 by and among XL Insurance Ltd, XL Mid Ocean Reinsurance Ltd and The Chase Manhattan Bank.

18. First Amendment to Letter of Credit Agreement dated as of December 17, 1999 by and among XL Insurance Ltd, XL Mid Ocean Reinsurance Ltd and The Chase Manhattan Bank.

19. Letter of Credit Facility Agreement dated as of December 17, 1999 by and among XL Capital Ltd et al. and ING Bank, N.V. (London Branch).

20. Amendment No. 1 to Letter of Credit Facility Agreement dated as of December 17, 1999 by and among XL Capital Ltd et al. and ING Bank, N.V. (London Branch).

21. Letter of Credit Agreement (Secured) between Citibank and XL Mid Ocean Reinsurance Ltd, dated as of 19th May, 1993 (as amended).

22. $11 million Term Loan Agreement between Exel Cumberland and the Bank of Bermuda (Luxembourg) S.A.

23. Semi-secured Letter of Credit Facility between Barclays Bank plc and NAC Reinsurance International Limited, dated November 16, 1999.

24. 7.15% Senior Notes due 2005 issued by NAC Reinsurance.

25. Arrangements for Letters of Credit issued for NAC Reinsurance Corp. for U.S. facility by Fleet Boston.

26. Arrangements for Letters of Credit issued for Latin America Reinsurance by Fleet Boston.

Part B - LIENS


           SCHEDULE II TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                  SCHEDULE II-B

                                      LIENS

1. Liens existing pursuant to the agreement referred to in paragraphs 13 and 14 of Schedule II-A.

2. Liens existing pursuant to the agreement referred to in paragraph 21 of
Schedule II-A.

3. Liens existing pursuant to the agreement referred to in paragraph 23 of schedule II-A.

4. Collateral held as blocked deposits at Barclays for Letters of Credit between Lloyd (Denham) and NAC Reinsurance International Ltd.

                                                                    SCHEDULE III

                                   LITIGATION


                                      None.


          SCHEDULE III TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                                                     SCHEDULE IV

                              ENVIRONMENTAL MATTERS


                                      None.


           SCHEDULE IV TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

                                                                      SCHEDULE V

                                  SUBSIDIARIES


           SCHEDULE V TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT


XL CAPITAL LTD - CAYMAN
-----------------------
  EXEL HOLDINGS LIMITED - CAYMAN(1)
    XL INSURANCE LTD - BERMUDA
        XL FINANCIAL ASSURANCE LTD. (85%) - BERMUDA
      XL CAPITAL PRODUCTS LTD - BERMUDA
      XL INVESTMENTS LTD - BERMUDA
          X.L. Investment Private Trustee Ltd. - BERMUDA
            XL Investments (Barbados) Inc. - BARBADOS
          First Cumberland Bank, Inc. - BARBADOS
           Garrison Investments Inc. - BARBADOS
           Kensington Investments Inc. - BARBADOS
              XLB Partners Inc. - BARBADOS IBC
              Cumberland Holdings, Inc. - DE
                Cumberland California, Inc. - DE
                Cumberland New York, Inc. - DE
          InQuisLogic Ltd. - BARBADOS
              InQuisLogic Inc. - DE
           RiskConnect Ltd. - BARBADOS
              RiskConnect Inc. - DE
      FINANCIAL SECURITY ASSURANCE INTERNATIONAL LTD. (80%) - BERMUDA XL GLOBAL SERVICES (BERMUDA) LTD. - BERMUDA
      XL HOLDINGS BARBADOS LTD. - BARBADOS
          X.L. America Inc. - DE
            Brockbank Insurance Services Inc. - CA
            Global Credit Analytics, Inc. - DE
            XL Global Services, Inc. - DE
            NAC RE CORPORATION - DE
              NAC Re International Holdings Ltd - UK
                NAC Reinsurance International Limited - UK
                Denham Syndicate Management Ltd - UK
                   Stonebridge Underwriting Ltd - UK
                   NAC Re International Services Co., Ltd - UK
                   NAC REINSURANCE CORPORATION (A - 76%) - NY
                   NAC Re Investment Holdings, Inc. - DE XL Capital Assurance, Inc. - NY Intercargo Corporation - DE
                  Intercargo International Limited - BVI
             ECS INC. - PA (70%)
                ECS ALTERNATIVE MARKET SERVICES, INC. - PA
                ECS HOLDINGS, INC. - DE
                    ECS International, Inc. - DE
                         ECS Asesores en Seguros Medioambientales,
                                S.A.R.L. - SPAIN
                         The ECS Group, Ltd - UK
                            ECS Underwriting Ltd. - UK
                            Environmental Compliance Svcs Ltd. - UK

                         Consulting Services International Ltd. - UK
                    ECS Asesores en Aseguramiento de Riesgos
                          Ambientales S.A. de C.V. - MEXICO
                    Risk & Insurance Services, Inc. - BARBADOS
                ECS UNDERWRITING, INC. - PA
                ECS CLAIMS ADMINISTRATORS, INC. - PA
                ECS RISK CONTROL, INC. - PA
                ECS CHILD CARE CENTER, INC. - PA
      X.L. ONE LTD. - BERMUDA
        XL Europe (50%) - REPUBLIC OF IRELAND
      X.L. TWO LTD. - BERMUDA
        XL Europe (50%) - REPUBLIC OF IRELAND
            XL Australia Pty Ltd - AUSTRALIA
            XL Prevent Ltd - UK
      IPT COMPLIANCE LIMITED - UK
      EXEL CUMBERLAND LIMITED - UK
      INQUISCAPITAL HOLDINGS (BERMUDA) LIMITED - BERMUDA
        InQuisLogic (Bermuda) Limited - BERMUDA
        RiskConnect Limited - BERMUDA
    EXEL ACQUISITION LTD. - CAYMAN
      GCR HOLDINGS LIMITED - CAYMAN (IN LIQUIDATION)
    X.L. PROPERTY HOLDINGS LTD. - BERMUDA
  MID OCEAN LIMITED - CAYMAN
      MID OCEAN HOLDINGS LIMITED - BERMUDA
        XL Mid Ocean Reinsurance Ltd - BERMUDA
          ECS Reinsurance Ltd - BERMUDA
          Global Capital Underwriting Ltd. - UK
          LARC Holdings Ltd. - BERMUDA
            Latin America Reinsurance Company Ltd. - BERMUDA
        Ridgewood Holdings Company - BERMUDA
          The Brockbank Group Plc - UK
            Brockbank Holdings Limited - UK
              Baltusrol Holdings Ltd - BERMUDA
            County Down Limited - CORPORATE MEMBER SYNDICATE 2253
            Dornoch Limited - CORPORATE MEMBER SYNDICATE 1209
            Brockbank Underwriting Limited - UK
              Brockbank Personal Lines Limited - SYNDICATES 253/2253
              Cassidy Brockbank Limited (DORMANT)
              Brockbank Syndicate Management Limited - SYNDICATES 588/861/1209
                Brockbank Syndicate Services Limited

(1) 100% ownership unless otherwise indicated

                                                                     SCHEDULE VI

                                Letters of Credit


           SCHEDULE VI TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

XL CAPITAL LTD

LETTERS OF CREDIT IN ISSUE AT JUNE 27, 2000

BANK             SCHEME              BENEFICIARY                                  NUMBER          AMOUNT  CCY  RATE              USD
Bank One         Mini-syndicate      NAC Reinsurance                                 TBA   30,000,000.00  USD  1.00    30,000,000.00
BANK ONE TOTAL                                                                                                         30,000,000.00
Barclays         NAC International   The Council Of Lloyd's                        99234    1,200,000.00  GBP  1.50     1,800,000.00
Barclays         NAC International   The Council Of Lloyd's                        98239   25,000,000.00  GBP  1.50    37,500,000.00
BARCLAYS TOTAL                                                                                                         39,300,000.00
Chase            Bilateral           NAC Reinsurance                                 TBA  100,000,000.00  USD  1.00   100,000,000.00
CHASE TOTAL                                                                                                           100,000,000.00
Citibank         Non-London Scheme    American International Underwriters         300385      529,768.64  USD  1.00       529,768.64
Citibank         Non-London Scheme    American International Underwriters         600585    3,751,538.60  USD  1.00     3,751,538.60
Citibank         Non-London Scheme    American International Underwriters         600887    1,679,462.27  USD  1.00     1,679,462.27
Citibank         Non-London Scheme    American International Underwriters         600895       29,497.00  USD  1.00        29,497.00
Citibank         Non-London Scheme    American States Insurance                   600274       12,065.00  USD  1.00        12,065.00
Citibank         Non-London Scheme    Amerisure Companies                         600440       44,945.00  USD  1.00        44,945.00
Citibank         Non-London Scheme    Arkwright Mutual Insurance Co               600337       13,621.73  USD  1.00        13,621.73
Citibank         Non-London Scheme    Arkwright Mutual Insurance Company          600474      243,635.15  USD  1.00       243,635.15
Citibank         Non-London Scheme    Arkwright Mutual Insurance Company          600487      264,692.00  USD  1.00       264,692.00
Citibank         Non-London Scheme    Arkwright Mutual Insurance Company          600592      750,000.00  USD  1.00       750,000.00
Citibank         Non-London Scheme    Atlantic Mutual Company                     600460        6,412.45  USD  1.00         6,412.45
Citibank         Non-London Scheme    Atlantic Mutual Company                     600471       20,590.97  USD  1.00        20,590.97
Citibank         Non-London Scheme    Atlantic Mutual Insurance Company           600593      209,241.70  USD  1.00       209,241.70
Citibank         Non-London Scheme    Axa Reinsurance Company                     300918        9,227.19  USD  1.00         9,227.19
Citibank         Non-London Scheme    Axa Reinsurance Company                     300919       12,184.33  USD  1.00        12,184.33
Citibank         Non-London Scheme    Barclays Bank Plc                           400094       65,498.04  USD  1.00        65,498.04
Citibank         Non-London Scheme    Century Indemnity Company                   600899   36,162,350.00  USD  1.00    36,162,350.00
Citibank         Non-London Scheme    Century National Insurance Company          600340      859,339.75  USD  1.00       859,339.75
Citibank         Non-London Scheme    Chubb And Son Inc For And On Behalf         159779      411,161.39  USD  1.00       411,161.39
Citibank         Non-London Scheme    Chubb And Son Inc For And On Behalf         600296          671.88  USD  1.00           671.88
Citibank         Non-London Scheme    Chubb And Son Inc.                          159782      764,080.29  USD  1.00       764,080.29
Citibank         Non-London Scheme    Chubb And Son Incorporated For And          600473       79,253.45  USD  1.00        79,253.45
Citibank         Non-London Scheme    Church Insurance Company                    600326        5,040.85  USD  1.00         5,040.85
Citibank         Non-London Scheme    Church Insurance Company                    600327       37,914.90  USD  1.00        37,914.90
Citibank         Non-London Scheme    Church Insurance Company                    600583       45,400.00  USD  1.00        45,400.00
Citibank         Non-London Scheme    Church Mutual Insurance Company             600412        3,316.35  USD  1.00         3,316.35
Citibank         Non-London Scheme    Cigna Reinsurnace Company                    81324       15,123.99  USD  1.00        15,123.99
Citibank         Non-London Scheme    Citibank Na As Trustee Surplus Line         600654       34,240.00  USD  1.00        34,240.00

Citibank         Non-London Scheme    Citibank Na As Trustee Surplus Line         600655    1,227,942.00  USD  1.00     1,227,942.00
Citibank         Non-London Scheme    Colonia Insurance Company                   600618       36,000.00  USD  1.00        36,000.00
Citibank         Non-London Scheme    Colonial Penn Insurance Company             600135       17,059.25  USD  1.00        17,059.25
Citibank         Non-London Scheme    Commercial Union Insurance Company          600289       20,444.45  USD  1.00        20,444.45
Citibank         Non-London Scheme    Commercial Union Insurance Company          600486       91,233.10  USD  1.00        91,233.10
Citibank         Non-London Scheme    Commercial Union Insurance Company          600594      164,808.14  USD  1.00       164,808.14
Citibank         Non-London Scheme    Continental Casualty Company                600584      268,012.57  USD  1.00       268,012.57
Citibank         Non-London Scheme    Employers Mutual Casualty Company           600449       26,702.11  USD  1.00        26,702.11
Citibank         Non-London Scheme    Employers Mutual Casualty Company           600622      130,500.00  USD  1.00       130,500.00
Citibank         Non-London Scheme    Everest Reinsurance Company                 600572      105,371.85  USD  1.00       105,371.85
Citibank         Non-London Scheme    Everest Reinsurance Company                 600880       18,641.00  USD  1.00        18,641.00
Citibank         Non-London Scheme    Farmers Mutual Hail Ins Co Of Iowa          600617       12,150.00  USD  1.00        12,150.00
Citibank         Non-London Scheme    Fire Insurance Exchange                     600422       15,600.00  USD  1.00        15,600.00
Citibank         Non-London Scheme    Fire Insurance Exchange                     600862    5,883,074.20  USD  1.00     5,883,074.20
Citibank         Non-London Scheme    Firemans Fund Insurance Companies           600574       51,864.67  USD  1.00        51,864.67
Citibank         Non-London Scheme    First Allmerica Financial Life              600480       35,402.83  USD  1.00        35,402.83
Citibank         Non-London Scheme    Folksamerica Re                             600619       72,000.00  USD  1.00        72,000.00
Citibank         Non-London Scheme    Folksamerica Re Co                          600143      142,462.44  USD  1.00       142,462.44
Citibank         Non-London Scheme    G.E Reinsurance Corporation                 600130       52,673.70  USD  1.00        52,673.70
Citibank         Non-London Scheme    G.Lloyd-Roberts Synd 55                     400067       62,388.93  USD  1.00        62,388.93
Citibank         Non-London Scheme    General Accident Insurance Company          600295        7,376.30  USD  1.00         7,376.30
Citibank         Non-London Scheme    General Accident Insurance Company          600446       54,525.86  USD  1.00        54,525.86
Citibank         Non-London Scheme    General Accident Insurance Company          600485      220,972.70  USD  1.00       220,972.70
Citibank         Non-London Scheme    General American Life Insurance             600483       25,464.56  USD  1.00        25,464.56
Citibank         Non-London Scheme    Gerling America Insurance Company           600577      114,618.82  USD  1.00       114,618.82
Citibank         Non-London Scheme    Great American Insurance Company            600433       47,627.14  USD  1.00        47,627.14
Citibank         Non-London Scheme    Gryphon Insurance Group For And On          600410      767,955.76  USD  1.00       767,955.76
Citibank         Non-London Scheme    Harleysville Insurance Company              600621       18,000.00  USD  1.00        18,000.00
Citibank         Non-London Scheme    Hartford Fire Insurance Company             600197       77,165.63  USD  1.00        77,165.63
Citibank         Non-London Scheme    Hartford Fire Insurance Company             600416        3,343.20  USD  1.00         3,343.20
Citibank         Non-London Scheme    Hartford Fire Insurance Company             600451      235,022.34  USD  1.00       235,022.34
Citibank         Non-London Scheme    Hartford Fire Insurance Company             600579       22,576.77  USD  1.00        22,576.77
Citibank         Non-London Scheme    Hartford Fire Insurance Company             600587      262,903.70  USD  1.00       262,903.70
Citibank         Non-London Scheme    Hartford Steam Boiler                       600455      625,366.78  USD  1.00       625,366.78
Citibank         Non-London Scheme    Hartford Steam Boiler                       600589    8,464,787.17  USD  1.00     8,464,787.17
Citibank         Non-London Scheme    Hartford Steam Boiler Inspection            600287       98,310.29  USD  1.00        98,310.29
Citibank         Non-London Scheme    Hartford Steam Boiler Inspection            600865    1,785,523.16  USD  1.00     1,785,523.16
Citibank         Non-London Scheme    Home Ins. Company                            63966       93,510.63  USD  1.00        93,510.63
Citibank         Non-London Scheme    Home Insurance Companies                    159781      123,236.00  USD  1.00       123,236.00
Citibank         Non-London Scheme    Home Insurance Company                      300378      315,215.27  USD  1.00       315,215.27
Citibank         Non-London Scheme    Home Insurance Company Inc                  600085      181,146.00  USD  1.00       181,146.00
Citibank         Non-London Scheme    Insurance Company Of North America          600578      405,086.00  USD  1.00       405,086.00

Citibank         Non-London Scheme    Insurance Corp Of New York                  600616       36,000.00  USD  1.00        36,000.00
Citibank         Non-London Scheme    Kemper Insurance Group                      600292       36,764.10  USD  1.00        36,764.10
Citibank         Non-London Scheme    Liberty Mutual Insurance Co                 600565      195,320.00  USD  1.00       195,320.00
Citibank         Non-London Scheme    Lloyds Of London                             81556    3,051,607.00  GBP  1.50     4,577,410.50
Citibank         Non-London Scheme    Lloyds Syndicate 1209 Premium               400123    3,848,797.00  GBP  1.50     5,773,195.50
Citibank         Non-London Scheme    Lloyds Syndicate 1209 Premium Trust         400077      295,064.00  GBP  1.50       442,596.00
Citibank         Non-London Scheme    Lloyds Syndicate 1209 Premium Trust         400089      153,770.00  GBP  1.50       230,655.00
Citibank         Non-London Scheme    Lloyds Syndicate 1209 Premium Trust         400111      599,003.00  GBP  1.50       898,504.50
Citibank         Non-London Scheme    Lloyds Syndicate 861 Premium                400110    1,215,059.00  GBP  1.50     1,822,588.50
Citibank         Non-London Scheme    Lloyds Syndicate 861 Premium                400122    5,101,893.00  GBP  1.50     7,652,839.50
Citibank         Non-London Scheme    Lloyds Syndicate 861 Premium Trust          400076      911,249.00  GBP  1.50     1,366,873.50
Citibank         Non-London Scheme    Lloyds Syndicate 861 Premium Trust          400090      406,821.00  GBP  1.50       610,231.50
Citibank         Non-London Scheme    Lmi Insurance Company                       600268       75,644.41  USD  1.00        75,644.41
Citibank         Non-London Scheme    Maryland Casualty Company                   600086       29,196.25  USD  1.00        29,196.25
Citibank         Non-London Scheme    Michigan Millers Mutual Insurance           600136       11,835.00  USD  1.00        11,835.00
Citibank         Non-London Scheme    Mt. Hawley Insurance Company                600317       25,362.00  USD  1.00        25,362.00
Citibank         Non-London Scheme    Mt.Hawley Insurance Co                      600549       97,811.00  USD  1.00        97,811.00
Citibank         Non-London Scheme    Mutual Marine Office                        600290       10,319.60  USD  1.00        10,319.60
Citibank         Non-London Scheme    Mutual Marine Office                        600573        4,563.44  USD  1.00         4,563.44
Citibank         Non-London Scheme    Nac Reinsurance Corporation                 601050  150,000,000.00  USD  1.00   150,000,000.00
Citibank         Non-London Scheme    National Reinsurance Corp.                  600310      350,000.00  USD  1.00       350,000.00
Citibank         Non-London Scheme    National Reinsurance Corporation            400056      174,929.85  USD  1.00       174,929.85
Citibank         Non-London Scheme    National Reinsurance Corporation            600271       87,639.00  USD  1.00        87,639.00
Citibank         Non-London Scheme    National Union Fire Ins. Co.                159158    2,535,464.56  USD  1.00     2,535,464.56
Citibank         Non-London Scheme    National Union Fire Insurance               600291       38,685.56  USD  1.00        38,685.56
Citibank         Non-London Scheme    National Union Fire Insurance               600463      193,654.01  USD  1.00       193,654.01
Citibank         Non-London Scheme    National Union Fire Insurance Co            600466      318,570.00  USD  1.00       318,570.00
Citibank         Non-London Scheme    National Union Fire Insurance Co Of         159784      420,121.36  USD  1.00       420,121.36
Citibank         Non-London Scheme    National Union Fire Insurance Co.           600170    1,383,915.26  USD  1.00     1,383,915.26
Citibank         Non-London Scheme    Nat'L Liability                             600624       70,500.00  USD  1.00        70,500.00
Citibank         Non-London Scheme    Navigators Insurance Company                600623       15,000.00  USD  1.00        15,000.00
Citibank         Non-London Scheme    North River Insurance Company               600861       36,223.00  USD  1.00        36,223.00
Citibank         Non-London Scheme    Ohio Casualty Group                         600411       27,937.50  USD  1.00        27,937.50
Citibank         Non-London Scheme    Ohio Casualty Insurance Group               600571       50,730.00  USD  1.00        50,730.00
Citibank         Non-London Scheme    Pan American Insurance                      160379    1,035,392.00  USD  1.00     1,035,392.00
Citibank         Non-London Scheme    Pawtucket Mutual Insurance Co               159783       64,333.86  USD  1.00        64,333.86
Citibank         Non-London Scheme    Pennsylvania Lumbermens Mutual              600615       23,850.00  USD  1.00        23,850.00
Citibank         Non-London Scheme    Phoenix Home Life Mutual Insurance          600479       30,992.49  USD  1.00        30,992.49
Citibank         Non-London Scheme    Preferred Risk Insurance                    160378    1,035,392.00  USD  1.00     1,035,392.00
Citibank         Non-London Scheme    Protection Mutual Insurance Company         600180        8,781.68  USD  1.00         8,781.68
Citibank         Non-London Scheme    Protection Mutual Insurance Company         600417       48,563.78  USD  1.00        48,563.78
Citibank         Non-London Scheme    Protection Mutual Insurance Company         600564      348,496.84  USD  1.00       348,496.84

Citibank         Non-London Scheme    Prudential Property And Casualty            600575      149,106.23  USD  1.00       149,106.23
Citibank         Non-London Scheme    Puerto Rican American Insurance             160377      753,381.31  USD  1.00       753,381.31
Citibank         Non-London Scheme    R.A. Edwards Syndicate 219                  400091      419,552.98  GBP  1.50       629,329.47
Citibank         Non-London Scheme    R.L.I. Insurance Company                    600548       16,092.00  USD  1.00        16,092.00
Citibank         Non-London Scheme    Reliance Insurance Company                  600164      243,946.21  USD  1.00       243,946.21
Citibank         Non-London Scheme    Reliance Insurance Company                  600270      555,781.00  USD  1.00       555,781.00
Citibank         Non-London Scheme    Reliance Insurance Company                  600464      316,191.50  USD  1.00       316,191.50
Citibank         Non-London Scheme    Reliance Insurance Company                  600489      146,143.43  USD  1.00       146,143.43
Citibank         Non-London Scheme    Republic Insurance Company                  601044       43,710.45  USD  1.00        43,710.45
Citibank         Non-London Scheme    Royal Indemnity Company                     159309        4,275.06  USD  1.00         4,275.06
Citibank         Non-London Scheme    Royal Indemnity Company                     159310       74,646.20  USD  1.00        74,646.20
Citibank         Non-London Scheme    Royal Speciality Underwriting Inc           600630    1,821,284.00  USD  1.00     1,821,284.00
Citibank         Non-London Scheme    Royal Specialty Underwriters                600423      681,571.00  USD  1.00       681,571.00
Citibank         Non-London Scheme    Royal Specialty Underwriters                600424      246,653.00  USD  1.00       246,653.00
Citibank         Non-London Scheme    Royal Specialty Underwriters Inc            600331       33,699.00  USD  1.00        33,699.00
Citibank         Non-London Scheme    Royal Specialty Underwriters Inc.           600330       98,774.00  USD  1.00        98,774.00
Citibank         Non-London Scheme    Royal Specialty Underwriting Inc            600631      706,150.00  USD  1.00       706,150.00
Citibank         Non-London Scheme    S.A. Holmes Esq & Others                     81447      178,500.00  USD  1.00       178,500.00
Citibank         Non-London Scheme    S.A. Holmes Esq & Others Synd                81448      178,500.00  USD  1.00       178,500.00
Citibank         Non-London Scheme    Scottsdale Insurance Co                     600439      281,759.79  USD  1.00       281,759.79
Citibank         Non-London Scheme    Scottsdale Insurance Company                600562       11,489.00  USD  1.00        11,489.00
Citibank         Non-London Scheme    Scottsdale Insurance Company                600563        7,948.00  USD  1.00         7,948.00
Citibank         Non-London Scheme    Shelter Mutual Insurance Company            600457        1,658.50  USD  1.00         1,658.50
Citibank         Non-London Scheme    St Paul Fire And Marine Insurance           600468       16,215.26  USD  1.00        16,215.26
Citibank         Non-London Scheme    St.Paul Fire And Marine Insurance           600595       65,277.10  USD  1.00        65,277.10
Citibank         Non-London Scheme    St.Paul Fire And Marine Insurance           600613       98,435.16  USD  1.00        98,435.16
Citibank         Non-London Scheme    The Equitable Life Assurance                600478      103,622.39  USD  1.00       103,622.39
Citibank         Non-London Scheme    The Guardian Life Insurance Company         600475       32,110.10  USD  1.00        32,110.10
Citibank         Non-London Scheme    The Hawaiian Insurance And Guaranty         300386        5,169.00  USD  1.00         5,169.00
Citibank         Non-London Scheme    The Mutual Life Insurance Company           600476       48,956.80  USD  1.00        48,956.80
Citibank         Non-London Scheme    The Netherlands Insurance Companies         600461       55,772.24  USD  1.00        55,772.24
Citibank         Non-London Scheme    The Prudential Insurance Company Of         600477       24,158.14  USD  1.00        24,158.14
Citibank         Non-London Scheme    The Trustees Of Syndicate 588               400132    1,839,453.00  GBP  1.50     2,759,179.50
Citibank         Non-London Scheme    The Trustes Of Syndicate 1209               400133      947,597.00  GBP  1.50     1,421,395.50
Citibank         Non-London Scheme    Tig Insurance Company                       600419       94,440.00  USD  1.00        94,440.00
Citibank         Non-London Scheme    Transatlantic Reinsurance Company           600420       93,941.50  USD  1.00        93,941.50
Citibank         Non-London Scheme    Travelers Casualty And Surety Co            600328       12,981.72  USD  1.00        12,981.72
Citibank         Non-London Scheme    Travelers Casualty And Surety Co            600472       10,534.37  USD  1.00        10,534.37
Citibank         Non-London Scheme    Travelers Insurance Company                 600336      146,181.04  USD  1.00       146,181.04
Citibank         Non-London Scheme    Travlers Casualty And Surety Co             600459      288,906.44  USD  1.00       288,906.44
Citibank         Non-London Scheme    United Service Auto Association             600090       56,662.33  USD  1.00        56,662.33
Citibank         Non-London Scheme    United States Fidelity And                  600448       64,350.00  USD  1.00        64,350.00

Citibank         Non-London Scheme    United States Fire Insurance Co             600860      159,979.00  USD  1.00       159,979.00
Citibank         Non-London Scheme    Unum Life Insurance Co Of America           600482       51,467.71  USD  1.00        51,467.71
Citibank         Non-London Scheme    Vesta Fire Insurance                         81327        8,442.75  USD  1.00         8,442.75
Citibank         Non-London Scheme    Vesta Fire Insurance Company                600275        7,062.00  USD  1.00         7,062.00
Citibank         Non-London Scheme    Vesta Fire Insurance Company                600430       16,619.00  USD  1.00        16,619.00
Citibank         Non-London Scheme    Vesta Fire Insurance Corporation            400046      135,545.25  USD  1.00       135,545.25
Citibank         Non-London Scheme    Vesta Fire Insurance Corporation            600580      408,851.00  USD  1.00       408,851.00
Citibank         Non-London Scheme    Vesta Fire Insurance Corporation            600581        6,797.95  USD  1.00         6,797.95
Citibank         Non-London Scheme    Vesta Fire Insurance Corporation            600867       19,478.00  USD  1.00        19,478.00
Citibank         Non-London Scheme    Westchester Fire Insurance Company          600272      135,075.00  USD  1.00       135,075.00
Citibank         Non-London Scheme    Westchester Fire Insurance Company          600470       36,525.00  USD  1.00        36,525.00
Citibank         Non-London Scheme    Worcester Insurance Company                 600620       36,000.00  USD  1.00        36,000.00
Citibank         Non-London Scheme    Zurich American Insurance Co                600863      602,275.00  USD  1.00       602,275.00
Citibank         Non-London Scheme    Zurich American Insurance Company           600467       46,493.98  USD  1.00        46,493.98
Citibank         Non-London Scheme    Zurich American Insurance Company           600590      270,586.18  USD  1.00       270,586.18
Citibank         Non-London Scheme    Zurich American Insurance Company           600591      134,518.74  USD  1.00       134,518.74
Citibank         Non-London Scheme    Zurich American Insurance Us Branch         600586      203,000.00  USD  1.00       203,000.00
Citibank         Non-London Scheme    Zurich Insurance Company                    600864    2,042,040.00  USD  1.00     2,042,040.00
Citibank         Non-London Scheme    Zurich Insurance Company Us Branch          600442      314,844.00  USD  1.00       314,844.00
Citibank         Non-London Scheme    Zurich Insurance Company Us Branch          600443       14,250.66  USD  1.00        14,250.66
Citibank         London Scheme       A.A.U.                                         2252      653,874.46  USD  1.00       653,874.46
Citibank         Non-London Scheme   A.I.G. Global Trade And Political            159780      389,898.69  USD  1.00       389,898.69
Citibank         Non-London Scheme   Aetna Casualty And Surety Company            600329      929,099.93  USD  1.00       929,099.93
Citibank         Non-London Scheme   Aig Global Trade And Politcal                601047    1,124,996.62  USD  1.00     1,124,996.62
Citibank         Non-London Scheme   Aig Global Trade And Political Risk          600438      205,368.91  USD  1.00       205,368.91
Citibank         Non-London Scheme   Alec Sharp 1207                              400112      598,043.00  GBP  1.50       897,064.50
Citibank         Non-London Scheme   Allendale Appalachian Affiliated Fm          600441      737,321.71  USD  1.00       737,321.71
Citibank         Non-London Scheme   Allendale Mutual Insurance Company           158957       54,232.74  USD  1.00        54,232.74
Citibank         Non-London Scheme   Allianz Life Insurance Company Of            600484        5,287.70  USD  1.00         5,287.70
Citibank         Non-London Scheme   Allied Dealers Ins Svcs For And On           600167        2,446.00  USD  1.00         2,446.00
Citibank         Non-London Scheme   Allied Dealers Ins Svcs For And On           600168       31,388.00  USD  1.00        31,388.00
Citibank         Non-London Scheme   Allied Group Inc.                            600866      347,999.05  USD  1.00       347,999.05
Citibank         London Scheme       Allstate Insurance Company                     7292       31,278.11  USD  1.00        31,278.11
Citibank         Non-London Scheme   Allstate Insurance Company                   600481       86,442.91  USD  1.00        86,442.91
Citibank         Non-London Scheme   Allstate Insurance Company                   600567      520,834.00  USD  1.00       520,834.00
Citibank         Non-London Scheme   American Home Assurance Co                   600570      678,282.97  USD  1.00       678,282.97
Citibank         London Scheme       American Home Assurance Company              202451      113,877.66  USD  1.00       113,877.66
Citibank         London Scheme       American Home Assurance Company              202767        3,552.62  USD  1.00         3,552.62
Citibank         London Scheme       American Home Assurance Company              202768          525.01  USD  1.00           525.01
Citibank         London Scheme       American Home Assurance Company              202920       81,894.87  USD  1.00        81,894.87
Citibank         London Scheme       American Home Assurance Company              203664      195,674.21  USD  1.00       195,674.21
Citibank         London Scheme       American Home Assurance Company              203667        6,531.99  USD  1.00         6,531.99


Citibank         London Scheme       American Home Assurance Company              203691        3,817.06  USD  1.00         3,817.06
Citibank         London Scheme       American Home Assurance Company              204531       22,396.91  USD  1.00        22,396.91
Citibank         London Scheme       American Home Assurance Company              204532       76,081.98  USD  1.00        76,081.98
Citibank         Non-London Scheme   American Home Assurance Company              600432       73,489.35  USD  1.00        73,489.35
Citibank         London Scheme       American Steamship Owners                    204715      148,540.88  USD  1.00       148,540.88
Citibank         London Scheme       Century Indemnity Company                    204622       28,394.39  USD  1.00        28,394.39
Citibank         London Scheme       Chatham Reinsurance Corp                     204614       49,118.82  USD  1.00        49,118.82
Citibank         London Scheme       Chubb & Son A Division Of Federa             204825       15,268.62  USD  1.00        15,268.62
Citibank         London Scheme       Chubb & Son Inc.                             204117      155,508.86  USD  1.00       155,508.86
Citibank         London Scheme       Chubb & Son Inc.                             204118        3,600.00  USD  1.00         3,600.00
Citibank         London Scheme       Chubb & Son, A Division Of Feder             204820      125,000.00  USD  1.00       125,000.00
Citibank         London Scheme       Cigna International                          202580       24,244.97  USD  1.00        24,244.97
Citibank         London Scheme       Cigna Property & Casualty                    204453      150,555.40  USD  1.00       150,555.40
Citibank         London Scheme       Commercial Union Ins Co                         505       76,366.82  USD  1.00        76,366.82
Citibank         London Scheme       Commonwealth Insurance Company               204229       76,125.97  USD  1.00        76,125.97
Citibank         London Scheme       Everest Reinsurance Company                  202794      144,726.40  USD  1.00       144,726.40
Citibank         London Scheme       Factory Mutual Insurance Company             204678      191,100.00  USD  1.00       191,100.00
Citibank         London Scheme       Farm Bureau Mutual Insurance                 204808        4,694.00  USD  1.00         4,694.00
Citibank         London Scheme       Fireman'S Fund Insurance Co                  203857       46,508.80  USD  1.00        46,508.80
Citibank         London Scheme       Fireman'S Fund Insurance Co                  203858       46,546.78  USD  1.00        46,546.78
Citibank         London Scheme       General American Life Insurance               10279       33,550.59  USD  1.00        33,550.59
Citibank         London Scheme       Generali (U.S.Branch)                        202398        3,256.21  USD  1.00         3,256.21
Citibank         London Scheme       Great American Ins Co                           914      104,231.70  USD  1.00       104,231.70
Citibank         London Scheme       Gulf Insurance Company                        11748       44,667.26  USD  1.00        44,667.26
Citibank         London Scheme       Hartford Fire Insurance Company              201719       11,626.51  USD  1.00        11,626.51
Citibank         London Scheme       Highlands Insurance Company                  203787       17,321.59  USD  1.00        17,321.59
Citibank         London Scheme       Highlands Insurance Company                  203795       43,758.59  USD  1.00        43,758.59
Citibank         London Scheme       Houston Casualty Company                     204802      420,008.00  USD  1.00       420,008.00
Citibank         London Scheme       Liberty International Underwrite             204680       50,000.00  USD  1.00        50,000.00
Citibank         London Scheme       Liberty International Underwrite             204681          286.87  USD  1.00           286.87
Citibank         London Scheme       Liberty International Underwrite             204691       26,453.13  USD  1.00        26,453.13
Citibank         London Scheme       Liberty International Underwrite             204775       50,000.00  USD  1.00        50,000.00
Citibank         London Scheme       Marine Office Of America Corp.               204754       26,780.80  USD  1.00        26,780.80
Citibank         London Scheme       Marine Office Of America Corp.               204785       64,505.73  USD  1.00        64,505.73
Citibank         London Scheme       Marine Office Of America Corp.               204810      146,760.00  USD  1.00       146,760.00
Citibank         London Scheme       Mutual Marine Office Incoporated             202443    1,198,914.97  USD  1.00     1,198,914.97
Citibank         London Scheme       Mutual Marine Office, Inc.                   202888        1,904.61  USD  1.00         1,904.61
Citibank         London Scheme       Mutual Marine Office,Inc                     204717       44,107.95  USD  1.00        44,107.95
Citibank         London Scheme       Mutual Marine Office,Inc.                    203920      660,380.70  USD  1.00       660,380.70
Citibank         London Scheme       Mutual Marine Office,Inc.                    203921    1,019,663.66  USD  1.00     1,019,663.66
Citibank         London Scheme       Mutual Marine Ofice, Inc.                    203533       12,700.00  USD  1.00        12,700.00
Citibank         Non-London Scheme   NAC                                             TBA   40,000,000.00  USD  1.00    40,000,000.00

Citibank         London Scheme       New York Marine And General                  203532        6,250.00  USD  1.00         6,250.00
Citibank         London Scheme       Phoenix Home Life Mutual Insuran               6803       43,492.91  USD  1.00        43,492.91
Citibank         London Scheme       Rca Syndicate #1, Ltd                        203303        2,995.63  USD  1.00         2,995.63
Citibank         London Scheme       Reliance Insurance Company                   201569      331,501.34  USD  1.00       331,501.34
Citibank         London Scheme       Reliance Insurance Company                   202383        7,950.00  USD  1.00         7,950.00
Citibank         London Scheme       Reliance Insurance Company                   202537        6,588.90  USD  1.00         6,588.90
Citibank         London Scheme       Reliance Insurance Company                   203812       22,651.64  USD  1.00        22,651.64
Citibank         London Scheme       Reliance Insurance Company                   204024       68,478.38  USD  1.00        68,478.38
Citibank         London Scheme       Reliance Insurance Company                   204025       38,929.65  USD  1.00        38,929.65
Citibank         London Scheme       Reliance Insurance Company                   204637       78,251.09  USD  1.00        78,251.09
Citibank         London Scheme       Reliance Insurance Company                   301200       33,219.54  USD  1.00        33,219.54
Citibank         London Scheme       Reliance National Insurance Comp             204641        5,714.40  USD  1.00         5,714.40
Citibank         London Scheme       Relianceinsurance Company                    204078        3,194.91  USD  1.00         3,194.91
Citibank         London Scheme       Royal Indemnity Company                      203693       15,274.75  USD  1.00        15,274.75
Citibank         London Scheme       Royal Indemnity Company                      203731       21,785.35  USD  1.00        21,785.35
Citibank         London Scheme       Somerset Marine Inc.                         202813       20,671.09  USD  1.00        20,671.09
Citibank         London Scheme       Somerset Marine Inc.                         202814       39,002.04  USD  1.00        39,002.04
Citibank         London Scheme       Somerset Marine Inc.For&On Behal             203909       37,052.40  USD  1.00        37,052.40
Citibank         London Scheme       Somerset Marine, Inc.                        202816       31,201.62  USD  1.00        31,201.62
Citibank         London Scheme       Somerset Marine, Inc.                        202817       62,403.24  USD  1.00        62,403.24
Citibank         London Scheme       Somerset Marine, Inc.                        202818       31,201.62  USD  1.00        31,201.62
Citibank         London Scheme       Somerset Marine, Inc.                        202820       15,600.82  USD  1.00        15,600.82
Citibank         London Scheme       Somerset Marine, Inc.                        202821      131,436.82  USD  1.00       131,436.82
Citibank         London Scheme       Somerset Marine, Inc.                        202822       15,600.82  USD  1.00        15,600.82
Citibank         London Scheme       Somerset Marine, Inc.                        202823       42,902.23  USD  1.00        42,902.23
Citibank         London Scheme       Somerset Marine, Inc.                        204120       13,395.80  USD  1.00        13,395.80
Citibank         London Scheme       Somerset Marine, Inc.                        204121       26,791.60  USD  1.00        26,791.60
Citibank         London Scheme       Somerset Marine, Inc.                        204122       13,395.80  USD  1.00        13,395.80
Citibank         London Scheme       Somerset Marine, Inc.                        204123       26,791.59  USD  1.00        26,791.59
Citibank         London Scheme       Somerset Marine, Inc.                        204124       13,395.80  USD  1.00        13,395.80
Citibank         London Scheme       Somerset Marine, Inc.                        204125      359,833.86  USD  1.00       359,833.86
Citibank         London Scheme       Somerset Marine, Inc.                        204126       13,395.80  USD  1.00        13,395.80
Citibank         London Scheme       Somerset Marine, Inc.                        204794        5,781.25  USD  1.00         5,781.25
Citibank         London Scheme       Somerset Marine, Inc.                        204795       11,562.50  USD  1.00        11,562.50
Citibank         London Scheme       Somerset Marine, Inc.                        204796        5,781.25  USD  1.00         5,781.25
Citibank         London Scheme       Somerset Marine, Inc.                        204797        5,781.25  USD  1.00         5,781.25
Citibank         London Scheme       Somerset Marine, Inc.                        204798       86,718.75  USD  1.00        86,718.75
Citibank         London Scheme       St Paul Fire & Marine                           912       79,167.26  USD  1.00        79,167.26
Citibank         London Scheme       St Paul Fire & Marine Ins                     11843        5,128.16  USD  1.00         5,128.16
Citibank         London Scheme       St. Paul Reinsurance Management              204833      100,194.21  USD  1.00       100,194.21
Citibank         London Scheme       St.Paul Fire & Marine Ins. Co.                64415       25,750.34  USD  1.00        25,750.34
Citibank         London Scheme       State Mutual Life Assurance Comp               6805       20,330.77  USD  1.00        20,330.77

Citibank         London Scheme       Swiss Re America Corp                        204734      301,250.00  USD  1.00       301,250.00
Citibank         London Scheme       The Equitable Life Assurance                   6802      129,981.26  USD  1.00       129,981.26
Citibank         London Scheme       The Guardian Life Insurance Comp               6799       43,758.39  USD  1.00        43,758.39
Citibank         London Scheme       The Mutual Life Insurance Compan               6800       38,030.22  USD  1.00        38,030.22
Citibank         London Scheme       The Reliance Insurance Company               203265       31,032.02  USD  1.00        31,032.02
Citibank         London Scheme       The Reliance Insurance Company               204216       54,599.23  USD  1.00        54,599.23
Citibank         London Scheme       The Reliance Insurance Company               204235       55,243.60  USD  1.00        55,243.60
Citibank         London Scheme       The Reliance Insurance Company               204236       51,089.10  USD  1.00        51,089.10
Citibank         London Scheme       Underwriters Reinsurance Company             204799       30,000.00  USD  1.00        30,000.00
Citibank         London Scheme       Underwriters Reinsurance Company             204809       25,471.57  USD  1.00        25,471.57
Citibank         London Scheme       Underwriters Reinsurance Company             204823       19,218.75  USD  1.00        19,218.75
Citibank         London Scheme       Underwriters Reinsurance Company             301225       20,392.34  USD  1.00        20,392.34
Citibank         London Scheme       Unum Life Insurance Company Of                 9195       93,756.89  USD  1.00        93,756.89
Citibank         London Scheme       W.Q.I.S                                      202277      117,355.19  USD  1.00       117,355.19
Citibank         London Scheme       Wm. H. Mcgee & Co., Inc.                     204739       15,832.55  USD  1.00        15,832.55
CITIBANK TOTAL                                                                                                        323,364,346.08
Deutsche         Mini-syndicate      Nac Reinsurance                                 TBA   30,000,000.00  USD  1.00    30,000,000.00
DEUTSCHE TOTAL                                                                                                         30,000,000.00
First Union      Mini-syndicate      Nac Reinsurance                                 TBA   30,000,000.00  USD  1.00    30,000,000.00
FIRST UNION TOTAL                                                                                                      30,000,000.00
Fleet            Mini-syndicate      Nac Reinsurance                                 TBA   30,000,000.00  USD  1.00    30,000,000.00
FLEET TOTAL                                                                                                            30,000,000.00
Fleet (LAR)      LAR                 Edifrent Sa                                     TBA      234,000.00  USD  1.00       234,000.00
Fleet (LAR)      LAR                 Escala Internacional                            TBA      102,213.17  USD  1.00       102,213.17
FLEET (LAR) TOTAL                                                                                                         336,213.17
Fleet (NAC)      NAC US              ALAS                                            TBA    6,060,530.00  USD  1.00     6,060,530.00
Fleet (NAC)      NAC US              NAC Landlord                                    TBA      500,000.00  USD  1.00       500,000.00
FLEET (NAC) TOTAL                                                                                                       6,560,530.00
ING Barings      Bilateral           The Council Of Lloyds                        101642   92,500,000.00  GBP  1.50   138,750,000.00
ING BARINGS TOTAL                                                                                                     138,750,000.00
Mellon           Mellon              250 Park Ave                                S864527    1,500,000.00  USD  1.00     1,500,000.00
Mellon           Mellon              Aig Global Trade & Political Risk Ins. Co.  S861894    1,462,954.14  USD  1.00     1,462,954.14
Mellon           Mellon              Allendale Mutual Insurance Co.              S850355       32,640.31  USD  1.00        32,640.31
Mellon           Mellon              Allendale/Appalachian/Affiliated F.M.       S844674      814,552.96  USD  1.00       814,552.96
Mellon           Mellon              Alliance Insurance Company                  S866310      958,472.00  USD  1.00       958,472.00
Mellon           Mellon              Allianz Insurance Company                   S860632      104,216.00  USD  1.00       104,216.00
Mellon           Mellon              Allied Group Inc.                           S861383       75,652.00  USD  1.00        75,652.00
Mellon           Mellon              Altus Holdings Ltd. Or Alternative Re Ltd.  S857727    1,666,667.00  USD  1.00     1,666,667.00
Mellon           Mellon              American Agricultural Insurance Company     S850356       38,837.45  USD  1.00        38,837.45
Mellon           Mellon              American Family Mutual Insurance Co.        S861429      910,996.88  USD  1.00       910,996.88
Mellon           Mellon              American Home Assurance Co.                 S850386      121,110.90  USD  1.00       121,110.90
Mellon           Mellon              American Int'L Underwriters Overseas Assoc. S861455       32,271.00  USD  1.00        32,271.00

Mellon           Mellon              American Int'L Underwriters Overseas Assoc. S861456    1,857,374.12  USD  1.00     1,857,374.12
Mellon           Mellon              American Int'L Underwriters Overseas Assoc. S861473      709,814.09  USD  1.00       709,814.09
Mellon           Mellon              American States Insurance Co.               S844677       17,277.00  USD  1.00        17,277.00
Mellon           Mellon              American Strategic Insurance Company        S859057    5,900,000.00  USD  1.00     5,900,000.00
Mellon           Mellon              Arkwright Mutual Insurance Co.              S850280        4,050.00  USD  1.00         4,050.00
Mellon           Mellon              Arkwright Mutual Insurance Co.              S862692    5,584,521.10  USD  1.00     5,584,521.10
Mellon           Mellon              Armed Forces Insurance Exchange             S866374      127,709.79  USD  1.00       127,709.79
Mellon           Mellon              Attorney'S Liability Assurance Society         1349   12,106,985.91  USD  1.00    12,106,985.91
Mellon           Mellon              Axa Global                                  S861936       25,851.51  USD  1.00        25,851.51
Mellon           Mellon              Axa Reinsurance Co                          S861430      305,655.12  USD  1.00       305,655.12
Mellon           Mellon              California Insurance Group                  S844678        3,352.00  USD  1.00         3,352.00
Mellon           Mellon              Century Indemnity Company                   S857288   11,530,000.00  USD  1.00    11,530,000.00
Mellon           Mellon              Cgu Insurance Co.                           S844669    1,101,658.88  USD  1.00     1,101,658.88
Mellon           Mellon              Cgu Insurance Co.                           S844671       13,735.97  USD  1.00        13,735.97
Mellon           Mellon              Chubb & Son Inc.                            S861330    4,000,000.00  USD  1.00     4,000,000.00
Mellon           Mellon              Chubb & Son Inc.                            S861731    4,820,965.51  USD  1.00     4,820,965.51
Mellon           Mellon              Chubb & Son Inc.                            S866688      501,853.00  USD  1.00       501,853.00
Mellon           Mellon              Cincinnati Insurance Co.                    S861529       36,849.12  USD  1.00        36,849.12
Mellon           Mellon              Colonial Penn Insurance Co.                 S844679       21,130.84  USD  1.00        21,130.84
Mellon           Mellon              Commercial Union Insurance Co.              S844681        5,591.00  USD  1.00         5,591.00
Mellon           Mellon              Continental Casualty Company                S866982    1,026,247.00  USD  1.00     1,026,247.00
Mellon           Mellon              Employer'S Insurance Co. Of Wausau,
                                      A Mutual Co.                               S844713        4,650.00  USD  1.00         4,650.00
Mellon           Mellon              Employer'S Mutual Casualty Co               S861405       64,930.47  USD  1.00        64,930.47
Mellon           Mellon              Employers Mutual Casualty Co.               S861932       12,925.76  USD  1.00        12,925.76
Mellon           Mellon              Financial Security Assurance Inc.           S861505   17,031,794.80  USD  1.00    17,031,794.80
Mellon           Mellon              Financial Security Assurance Inc.           S866732      233,600.42  USD  1.00       233,600.42
Mellon           Mellon              Fire Insurance Exchange                     S861492       11,102.44  USD  1.00        11,102.44
Mellon           Mellon              Fire Insurance Exchange                     S861530      413,415.96  USD  1.00       413,415.96
Mellon           Mellon              Fireman'S Fund                              S866375      705,155.00  USD  1.00       705,155.00
Mellon           Mellon              Florida Family Mutual Insurance Company     S861332       20,166.00  USD  1.00        20,166.00
Mellon           Mellon              Florida Select Insurance Company            S862293       68,250.00  USD  1.00        68,250.00
Mellon           Mellon              Folksamerica Re                             S861928       51,703.03  USD  1.00        51,703.03
Mellon           Mellon              General Accident Ins. Co Of America         S861506      843,617.70  USD  1.00       843,617.70
Mellon           Mellon              General Accident Insurance Company          S861384    1,350,396.53  USD  1.00     1,350,396.53
Mellon           Mellon              General Mutual Reinsurance Co.              S861514      232,075.72  USD  1.00       232,075.72
Mellon           Mellon              Grange Mutual Casualty Company              S861331        6,526.44  USD  1.00         6,526.44
Mellon           Mellon              Great American Insurance Co.                S850354       34,859.94  USD  1.00        34,859.94
Mellon           Mellon              Guideone Mutual Insurance Co.               S866561       41,831.51  USD  1.00        41,831.51
Mellon           Mellon              Harleysville Insurance Co.                  S861931       25,851.51  USD  1.00        25,851.51
Mellon           Mellon              Hartford Fire Insurance Co.                 S844682      651,791.00  USD  1.00       651,791.00
Mellon           Mellon              Hartford Fire Insurance Company             S866417       21,403.90  USD  1.00        21,403.90
Mellon           Mellon              Hastings Mutual Inaurance Co                S861406        1,403.25  USD  1.00         1,403.25

Mellon           Mellon              Hsb Industrial Risk Insureres               S861335      556,213.00  USD  1.00       556,213.00
Mellon           Mellon              Industrial Risk Insurance                   S844323       50,555.80  USD  1.00        50,555.80
Mellon           Mellon              Industrial Risk Insurance                   S861753      365,000.00  USD  1.00       365,000.00
Mellon           Mellon              Industrial Risk Insurers                    S866240       80,000.00  USD  1.00        80,000.00
Mellon           Mellon              Industrial Risk Insurers                    S866372      374,436.07  USD  1.00       374,436.07
Mellon           Mellon              Industrial Risk Insurers                    S866602      143,367.00  USD  1.00       143,367.00
Mellon           Mellon              Insurance Corp Of Ny                        S861929       77,554.54  USD  1.00        77,554.54
Mellon           Mellon              Kemper Insurance Company                    S862337    1,619,052.22  USD  1.00     1,619,052.22
Mellon           Mellon              Lexington Insurance Co.                     S850300      120,463.26  USD  1.00       120,463.26
Mellon           Mellon              Maine Mutual Fire  Insurance Co             S861404        6,795.04  USD  1.00         6,795.04
Mellon           Mellon              Mbia Inaurance Corp.                        S861472    2,491,000.00  USD  1.00     2,491,000.00
Mellon           Mellon              Meridian Mutual Insurance Co.               S850308        6,392.00  USD  1.00         6,392.00
Mellon           Mellon              Michigan Millers Mutual Insurance Co.       S844683       10,741.50  USD  1.00        10,741.50
Mellon           Mellon              Millers Mutual Insurance Association        S850292        2,256.04  USD  1.00         2,256.04
Mellon           Mellon              Mutual Marine Office, Inc.                  S844706       10,030.14  USD  1.00        10,030.14
Mellon           Mellon              Nac Reinsurance                             S866718   70,000,000.00  USD  1.00    70,000,000.00
Mellon           Mini-syndicate      Nac Reinsurance                                 TBA   30,000,000.00  USD  1.00    30,000,000.00
Mellon           Mellon              National Grange Mutual Insurance Co.        S861333       28,875.71  USD  1.00        28,875.71
Mellon           Mellon              National Union Fire Insurance Co.
                                      Of Pittsburgh                              S844707       95,207.02  USD  1.00        95,207.02
Mellon           Mellon              Nat'L Liability                             S861934        6,462.88  USD  1.00         6,462.88
Mellon           Mellon              Nat'L Union Fire Insurance Co. Of Pgh Pa    S861491       42,865.37  USD  1.00        42,865.37
Mellon           Mellon              Navigators Insurance Company                S861933       89,510.97  USD  1.00        89,510.97
Mellon           Mellon              New Castle Mutual Insurance Co.             S844708        3,904.50  USD  1.00         3,904.50
Mellon           Mellon              New York Marine & General Ins. Co.          S861528      729,461.25  USD  1.00       729,461.25
Mellon           Mellon              Ohio Casualty Insurance Co.                 S850290      306,982.76  USD  1.00       306,982.76
Mellon           Mellon              Pa National Mutual Casualty Insurance Co.   S848880       15,603.83  USD  1.00        15,603.83
Mellon           Mellon              Penn. National Mutual Casualty
                                      Insurance Co.                              S866601       23,892.54  USD  1.00        23,892.54
Mellon           Mellon              Pennsylvania Lumbermans Mutual              S861930       17,126.53  USD  1.00        17,126.53
Mellon           Mellon              Protection Mututal Insurance Company        S862336      455,160.00  USD  1.00       455,160.00
Mellon           Mellon              Ranger Insurance Company                    S861470      260,607.00  USD  1.00       260,607.00
Mellon           Mellon              Republic Insurance Company                  S866813       43,710.45  USD  1.00        43,710.45
Mellon           Mellon              Royal Specialty Underwriting                S866571      697,756.00  USD  1.00       697,756.00
Mellon           Mellon              Royal Specialty Underwriting                S866572    1,365,148.00  USD  1.00     1,365,148.00
Mellon           Mellon              Shelter Mutual Insurance Company            S850353       11,174.00  USD  1.00        11,174.00
Mellon           Mellon              Sorema North American Reinsurance Co.       S861935       16,157.20  USD  1.00        16,157.20
Mellon           Mellon              St. Paul Fire & Marine                      S866416      232,976.52  USD  1.00       232,976.52
Mellon           Mellon              St. Paul Fire & Marine Insurance Co.        S850304       19,337.78  USD  1.00        19,337.78
Mellon           Mellon              St. Paul Fire & Marine Insurance Co.        S861336      408,561.50  USD  1.00       408,561.50
Mellon           Mellon              St. Paul Fire & Marine Insurance Co.        S861407      104,588.85  USD  1.00       104,588.85
Mellon           Mellon              St. Paul Fire & Marine Insurance Co.        S861408      128,142.00  USD  1.00       128,142.00
Mellon           Mellon              St. Paul Reinsurance                        S861334      360,615.68  USD  1.00       360,615.68
Mellon           Mellon              St. Paul'S Fire & Marine                    S861400    1,506,658.27  USD  1.00     1,506,658.27

Mellon           Mellon              Sunshine State Insurance                    S857359    3,500,000.00  USD  1.00     3,500,000.00
Mellon           Mellon              Swiss Re Financial Corp                     S857725    3,000,000.00  USD  1.00     3,000,000.00
Mellon           Mellon              The Council Of Lloyds                          1345    4,750,700.00  GBP  1.50     7,126,050.00
Mellon           Mellon              The Council Of Lloyds                          1348    1,000,000.00  GBP  1.50     1,500,000.00
Mellon           Mellon              The Council Of Lloyds                          1365   35,850,000.00  GBP  1.50    53,775,000.00
Mellon           Mellon              The Fire & Casualty Ins. Co. Of Conn.       S866239    1,103,760.00  USD  1.00     1,103,760.00
Mellon           Mellon              The Netherlands Insurance Cos.              S850299        1,736.60  USD  1.00         1,736.60
Mellon           Mellon              The Shelby Insurance Co.                    S850297        6,368.69  USD  1.00         6,368.69
Mellon           Mellon              Tig Insurance Co.                           S844712       56,541.80  USD  1.00        56,541.80
Mellon           Mellon              Traveler'S Casualty And Surety Co.          S844672       14,213.27  USD  1.00        14,213.27
Mellon           Mellon              U.S. District Judge For The District
                                      Of Wyoming                                    1350    9,800,000.00  USD  1.00     9,800,000.00
Mellon           Mellon              United States Fidelity & Guarranty          S861401       47,143.90  USD  1.00        47,143.90
Mellon           Mellon              United States Fire Ins. Co                  S861561       41,323.17  USD  1.00        41,323.17
Mellon           Mellon              Usf & G                                     S866707      107,690.00  USD  1.00       107,690.00
Mellon           Mellon              Westchester Fire Insurance Company          S866570      360,979.00  USD  1.00       360,979.00
Mellon           Mellon              Westchester Surplus Lines Insurance Co.     S844714       45,303.56  USD  1.00        45,303.56
Mellon           Mellon              X L America                                 S864236    1,000,000.00  USD  1.00     1,000,000.00
Mellon           Mellon              X.L. Europe Insurance - Trust For Alien
                                      Surplus Lines                                 1343    5,400,000.00  USD  1.00     5,400,000.00
Mellon           Mellon              Xl Insurance Company Of New York, Inc.      S861471   19,100,000.00  USD  1.00    19,100,000.00
Mellon           Mellon              Yusada Fire & Marine Insurance Co           S866706      243,727.64  USD  1.00       243,727.64
Mellon           Mellon              Zurich Ins. Co. / American Guarantee
                                      Liability Ins. Co.                         S861560    6,664,337.00  USD  1.00     6,664,337.00
MELLON TOTAL                                                                                                          305,024,961.83
GRAND TOTAL                                                                                                         1,033,336,051.08

                                                                       EXHIBIT A


                       [Form of Assignment and Acceptance]

                            ASSIGNMENT AND ACCEPTANCE

                  Reference is made to the Letter of Credit and Reimbursement Agreement dated as of July 5, 2000 (as amended and in effect on the date hereof, the "Letter of Credit Agreement"), between XL Capital Ltd, X.L. America, Inc., XL Insurance Ltd, XL Europe Ltd and XL Mid Ocean Reinsurance Ltd, the Lenders named therein and The Chase Manhattan Bank, as Administrative Agent for the Lenders. Terms defined in the Letter of Credit Agreement are used herein with the same meanings.

                  The Assignor named below hereby sells and assigns, without recourse, to the Assignee named below, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Assignment Date set forth below, the interests set forth below (the "ASSIGNED INTEREST") in the Assignor's rights and obligations under the Letter of Credit Agreement, including the interests set forth below in the Commitment of the Assignor on the Assignment Date, together with the participations in Letters of Credit and LC Disbursements held by the Assignor on the Assignment Date, and the amount, if any, set forth below of the fees accrued to the Assignment Date for the account of the Assignor. The Assignee hereby acknowledges receipt of a copy of the Letter of Credit Agreement. From and after the Assignment Date (i) the Assignee shall be a party to and be bound by the provisions of the Letter of Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Letter of Credit Agreement.

                  This Assignment and Acceptance is being delivered to the Administrative Agent together with (i) any documentation required to be delivered by the Assignee pursuant to Section 2.07(e) of the Letter of Credit Agreement, duly completed and executed by the Assignee, and (ii) if the Assignee is not already a Lender under the Letter of Credit Agreement, an Administrative Questionnaire in the form supplied by the Administrative Agent, duly completed by the Assignee. The [Assignee/Assignor] shall pay the fee payable to the Administrative Agent pursuant to Section 10.04(b) of the Letter of Credit Agreement.

                  This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.


                            ASSIGNMENT AND ACCEPTANCE

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective Date of Assignment
("ASSIGNMENT DATE")(1):


                                                             Principal Amount
                                                             Assigned
                                                             --------

Commitment Assigned:                                         $

Fees Assigned (if any):                                      $


-------------------------
(1) Must be at least five Business Days after execution hereof by all required parties.


                           ASSIGNMENT AND ACCEPTANCE

The terms set forth above are hereby agreed to:


                                            [NAME OF ASSIGNOR], as Assignor


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            [NAME OF AS SIGNEE], as Assignee


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


The undersigned hereby consent to the within assignment:(2)


XL CAPITAL LTD


By:
    --------------------------
    Name:
    Title:


X.L. AMERICA, INC.


By:
    --------------------------
    Name:
    Title:


-------------------------------------
(2) Consents to be included to the extent required by Section 9.04(b) of the Letter of Credit Agreement.


                           ASSIGNMENT AND ACCEPTANCE

XL INSURANCE LTD

By:
   -------------------------------------
    Name:
    Title:


XL EUROPE LTD


By:
   -------------------------------------
    Name:
    Title:


XL MID OCEAN REINSURANCE LTD


By:
   -------------------------------------
    Name:
    Title:


THE CHASE MANHATTAN BANK,
as Administrative Agent


By:
   -------------------------------------
    Name:
    Title:


                           ASSIGNMENT AND ACCEPTANCE

                                                                       EXHIBIT C


             [Form of Opinion of Special New York Counsel to Chase]


                                                               [_________], 2000

To the Lenders party to the Letter of Credit
Agreement referred to below and The Chase
Manhattan Bank, as Administrative Agent


Ladies and Gentlemen:

                  We have acted as special New York counsel to The Chase Manhattan Bank ("CHASE") in connection with the Letter of Credit and Reimbursement Agreement (the "LETTER OF CREDIT AGREEMENT") dated as of July 5, 2000, between XL Capital Ltd, ("XL CAPITAL"), X.L. America, Inc., ("XL AMERICA"), XL Insurance Ltd, ("XL INSURANCE"), XL Europe Ltd, ("XL EUROPE") and XL Mid Ocean Reinsurance Ltd, ("XL MID OCEAN" and, together with XL Capital, XL America, XL Insurance and XL Europe, each an "ACCOUNT PARTY" and each a "GUARANTOR" and collectively, the "ACCOUNT PARTIES" and the "GUARANTORS"), the lenders party thereto and Chase, as Administrative Agent, providing for letters of credit to be issued by said lenders to the Account Parties in an aggregate principal amount not exceeding $1,000,000,000. Terms defined in the Letter of Credit Agreement are used herein as defined therein. This opinion letter is being delivered pursuant to Section 5.01(c) of the Letter of Credit Agreement.

                  In rendering the opinions expressed below, we have examined the Letter of Credit Agreement.

                  In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Letter of Credit Agreement.

                  In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

                  (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions expressed below as to the Obligors) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

                  (ii) all signatories to such documents have been duly authorized; and


                  OPINION OF SPECIAL NEW Y0RK COUNSEL TO CHASE

                  (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

                  Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that the Letter of Credit Agreement constitutes the legal, valid and binding obligation of each Obligor party thereto, enforceable against such Obligor in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Letter of Credit Agreement is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

                  The foregoing opinions are subject to the following comments and qualifications:

                  (A) The enforceability of Section 10.03 of the Letter of Credit Agreement may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

                  (B) The enforceability of provisions in the Letter of Credit Agreement to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

                  (C) Clause (iii) of the second sentence of Section 3.02 of the Letter of Credit Agreement may not be enforceable to the extent that the Guaranteed Obligations are materially modified.

                  (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New York) that limit the interest, fees or other charges such Lender may impose, (ii) the last sentence of Section 2.08(d), (iii) the first sentence of Section 10.09(b) of the Letter of Credit Agreement, insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Letter of Credit Agreement and (iv) the waiver of inconvenient forum set forth in Section 10.09(c) of the Letter of Credit Agreement with respect to proceedings in the United States District Court for the Southern District of New York.


                  OPINION OF SPECIAL NEW Y0RK COUNSEL TO CHASE

                  The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

                  At the request of our client, this opinion letter is, pursuant to Section 5.01(c) of the Letter of Credit Agreement, provided to you by us in our capacity as special New York counsel to Chase and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Letter of Credit Agreement (other than your successors and assigns as Lenders and Persons that acquire participations in your extensions of credit under the Letter of Credit Agreement) without, in each instance, our prior written consent.

                                                              Very truly yours,

WJM/RJW


                  OPINION OF SPECIAL NEW Y0RK COUNSEL TO CHASE